                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

                     MORGAN STANLEY ASSET MANAGEMENT INC.
                       MILLER ANDERSON & SHERRERD, LLP

MORGAN STANLEY UNIVERSAL FUNDS, INC. (THE "FUND") IS A MUTUAL FUND DESIGNED TO PROVIDE INVESTMENT VEHICLES FOR VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND FOR CERTAIN TAX-QUALIFIED INVESTORS. THE FUND OFFERS 17 PORTFOLIOS MANAGED BY EITHER MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM") OR MILLER ANDERSON & SHERRERD, LLP ("MAS"). THE FUND MAKES AVAILABLE IN A SINGLE PRODUCT THE COMBINED STRENGTH OF THESE LEADING INVESTMENT MANAGEMENT FIRMS.

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND'S INVESTMENTS AND SERVICES. YOU SHOULD READ IT BEFORE INVESTING, AND KEEP IT ON FILE FOR FUTURE REFERENCE ALONG WITH THE PROSPECTUS OF THE SEPARATE ACCOUNT OF THE SPECIFIC INSURANCE PRODUCT WHICH ACCOMPANIES THIS PROSPECTUS.

A STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 1, 1996, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND IS INCORPORATED HEREIN BY REFERENCE, AND, THEREFORE, LEGALLY FORMS A PART OF THE PROSPECTUS. FOR A FREE COPY, CONTACT THE FUND OR YOUR INSURANCE COMPANY.

SHARES OF EACH PORTFOLIO MAY BE PURCHASED ONLY BY INSURANCE COMPANIES FOR THEIR SEPARATE ACCOUNTS FOR THE PURPOSE OF FUNDING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND BY CERTAIN TAX-QUALIFIED INVESTORS. PARTICULAR PORTFOLIOS MAY NOT BE AVAILABLE IN YOUR STATE DUE TO VARIOUS INSURANCE REGULATIONS. PLEASE CHECK WITH YOUR INSURANCE COMPANY FOR AVAILABLE PORTFOLIOS. INCLUSION OF A PORTFOLIO IN THIS PROSPECTUS WHICH IS NOT AVAILABLE IN YOUR STATE IS NOT TO BE CONSIDERED A SOLICITATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



THE FUND'S PORTFOLIOS:

U.S. FIXED INCOME PORTFOLIOS

Money Market    High Yield
Fixed Income

U.S. EQUITY PORTFOLIOS

Core Equity     Mid Cap Growth
Growth          Mid Cap Value
Value           U.S. Real Estate

GLOBAL PORTFOLIOS

International   International Magnum
Fixed           Emerging Markets Equity
Income          Asian Equity
Emerging Markets Debt
Global Equity

ASSET ALLOCATION PORTFOLIOS

Balanced        Multi-Asset-Class

AN INVESTMENT IN ANY PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. YOU MAY RECEIVE MORE OR LESS THAN YOU INVESTED WHEN YOU REDEEM YOUR SHARES. THE MONEY MARKET PORTFOLIO ATTEMPTS TO MAINTAIN A STABLE $1.00 NET ASSET VALUE PER SHARE BUT THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.

THE HIGH YIELD AND EMERGING MARKETS DEBT PORTFOLIOS MAY INVEST WITHOUT LIMITATION IN LOWER-QUALITY DEBT SECURITIES, SOMETIMES CALLED "JUNK BONDS." YOU SHOULD CONSIDER THAT THESE SECURITIES CARRY GREATER RISKS, SUCH AS THE RISK OF DEFAULT, THAN OTHER DEBT SECURITIES. REFER TO "SECURITIES AND INVESTMENT TECHNIQUES--HIGH YIELD SECURITIES" FOR FURTHER INFORMATION.

THE EMERGING MARKETS DEBT AND EMERGING MARKETS EQUITY PORTFOLIOS MAY INVEST IN EQUITY SECURITIES OF RUSSIAN COMPANIES. RUSSIA'S SYSTEM OF SHARE REGISTRATION AND CUSTODY INVOLVES CERTAIN RISKS OF LOSS THAT ARE NOT NORMALLY ASSOCIATED WITH INVESTMENTS IN OTHER SECURITIES MARKETS. SEE "SECURITIES AND INVESTMENT TECHNIQUES--RUSSIAN SECURITIES."

Prospectus dated January 13, 1997
Morgan Stanley Universal Funds, Inc.
P.O. Box 2798, Boston, MA 02208-2798

PAGE
THE FUND

The Fund is an open-end management investment company, or mutual fund. At present it offers 17 separate investment portfolios (each, a "Portfolio"), each with a distinct investment objective. The following pages describe the types of securities and investment techniques each Portfolio uses to seek its objective, as well as the risks inherent in those types of securities and investment techniques.

MANAGEMENT

Morgan Stanley Asset Management Inc. ("MSAM" or the "Adviser") advises the following Portfolios:

Money Market                    Global Equity
Growth                          International Magnum
U.S. Real Estate                Emerging Markets
Emerging Markets Debt             Equity
                                Asian Equity


MSAM conducts a worldwide investment advisory business and currently (with its affiliates other than MAS) manages assets of approximately $66 billion.

Miller Anderson & Sherrerd, LLP ("MAS" or the "Adviser") advises the following
Portfolios:

Fixed Income                    Mid Cap Value
High Yield                      International Fixed
Core Equity                       Income
Value                           Balanced
Mid Cap Growth                  Multi-Asset-Class

MAS's institutional investment advisory business was established in 1969 and MAS recently became an affiliate of MSAM. MAS currently manages assets of approximately $37.5 billion.

OFFERING OF SHARES

The Fund is intended to be a funding vehicle for all types of variable annuity contracts and variable life insurance policies offered by various insurance companies. Shares of the Fund may also be offered to certain tax-qualified investors, including qualified pension and retirement plans. It is possible that material conflicts among the various insurance companies and other investors in the Fund may arise. The Fund's Board of Directors will monitor events in order to identify the existence of any material conflicts and to determine what action, if any, should be taken in response to any such conflicts.

PROSPECTUS OUTLINE
                                                                       Page
                                                                       ----
PORTFOLIO SUMMARIES                                                      3
-------------------

     For each Portfolio, the investment objective and a summary of strategy, potential investors, and investment characteristics and risks.

THE PORTFOLIOS' INVESTMENTS                                              7
---------------------------

     A more detailed review of how each Portfolio invests and investment characteristics and risks.

SECURITIES AND INVESTMENT TECHNIQUES                                    15
------------------------------------

     More information about the types of investment strategies that may be used by some or all of the Portfolios and information about investment risks and limitations.

FUNDAMENTAL INVESTMENT LIMITS                                           31
-----------------------------

     Certain policies that may be changed only by shareholders.

MANAGEMENT OF THE FUND                                                  31
----------------------

     General information on organization and operations of the Fund, including details about MSAM, MAS and the individual portfolio managers, as well as fees, expenses and performance calculations.

ACCOUNT POLICIES                                                        40
----------------

     Information on net asset value calculation, income and gain distributions, taxes and share purchases and redemptions.

PORTFOLIO SUMMARIES

Certain investment terms used below have initial capital letters ("Money Market Instruments," for example). These terms are further described under "Securities and Investment Techniques" below.

U.S. FIXED INCOME PORTFOLIOS

MONEY MARKET PORTFOLIO

OBJECTIVE AND STRATEGY: Maximize current income and preserve capital while maintaining high levels of liquidity through investing in high quality Money Market Instruments with effective maturities of 397 days or less. While the Portfolio is managed with the goal of keeping its share price stable at $1.00, there can be no assurance this goal will be achieved. The rate of income will vary from day-to-day, generally reflecting short-term interest rates.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking to earn income at current money market rates while preserving the value of their investment.

RISK PROFILE: Low potential risk and reward. The Portfolio seeks a conservative rate of return in exchange for capital preservation.

FIXED INCOME PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of U.S. Governments and Agencies, Corporate Bonds, Mortgage-Backed Securities ("MBSs"), Foreign Bonds and other Fixed Income Securities and Derivatives. The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average return from a diversified portfolio of Fixed Income Securities.

RISK PROFILE: Moderate potential risk and reward. The Portfolio will focus on medium- to high-quality investments and intermediate maturity. The level of risk, and potential reward, depends on the quality and maturity of the investments. The Portfolio's share price can be expected to vary inversely to changes in prevailing interest rates. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

HIGH YIELD PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of High Yield Securities, including Corporate Bonds and other Fixed Income Securities and Derivatives. High Yield Securities are rated below investment grade and are commonly referred to as "junk bonds." The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

INVESTOR PROFILE: The Portfolio may be appropriate for long-term, aggressive investors who understand the potential risks and rewards of investing in lower-quality securities, including defaulted securities, and are willing to accept their greater price movements and credit risks.

RISK PROFILE: High potential risk and reward. Securities rated below investment grade, as well as unrated securities of lower quality, usually entail greater risk (including the possibility of default or bankruptcy of the issuers), generally involve greater price volatility and risk to principal and income, and may be less liquid than securities in higher rated categories.

U.S. EQUITY PORTFOLIOS

CORE EQUITY PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of Common Stocks and other Equity Securities of companies that are deemed by MAS to have earnings growth potential greater than the economy in general and greater than the expected rate of inflation.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average return from Common Stocks of companies that represent a well-diversified exposure to the U.S. stock market.

RISK PROFILE: Moderate to high potential risk and reward. The Portfolio's share price will fluctuate with changes in the stock market and economic conditions.

GROWTH PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of medium and large capitalization companies that, in MSAM's judgment, provide above-average potential for capital growth.

INVESTOR PROFILE: The Portfolio is designed for those who want to be invested in the stock market for its long-term growth potential and who want to diversify over a large number of individual stocks.

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RISK PROFILE: Moderate to high potential risk and reward. An investor in the
Portfolio should be comfortable with the volatility of the U.S. stock market and able to ride out market fluctuations in anticipation of greater long-term growth.

VALUE PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of Common Stocks and other Equity Securities that are deemed by MAS to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average return from Common Stocks of issuers with equity capitalizations usually greater than $300 million that are deemed to be undervalued in the marketplace.

RISK PROFILE: Moderate to high potential risk and reward. The Portfolio's share price will fluctuate with changes in market, economic and Foreign Currency exchange conditions.

MID CAP GROWTH PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital growth by investing primarily in Common Stocks and other Equity Securities of issuers with equity capitalizations in the range of the companies represented in the Standard & Poor's Ratings Group ("S&P") MidCap 400 Index. Such range is currently $100 million to $8 billion but the range fluctuates over time with changes in the equity market.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially greater long-term returns and who understand that investments in small- and medium-size companies may result in greater price fluctuations than the stock market in general.

RISK PROFILE: High potential risk and reward. The Portfolio's share price will fluctuate with changes in market and economic conditions.

MID CAP VALUE PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing in Common Stocks and other Equity Securities of issuers with equity capitalizations in the range of the companies represented in the S&P MidCap 400 Index. Such range is currently $100 million to $8 billion but the range fluctuates over time with changes in the equity market.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average total return from Common Stocks of medium-size companies that are deemed to be undervalued in the marketplace.

RISK PROFILE: High potential risk and reward. The Portfolio's share price will fluctuate with changes in market and economic conditions.

U.S. REAL ESTATE PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average current income and long-term capital appreciation by investing primarily in Equity Securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry, including real estate investment trusts ("REITs").

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek above-average current income and long-term capital appreciation by investing in Equity Securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry, including REITs.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in equity investments, including fluctuations in the stock market and changes in the economy, the Portfolio's investments may be subject to the risks associated with the direct ownership of real estate and direct investments of REITs.

GLOBAL PORTFOLIOS

INTERNATIONAL FIXED INCOME PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in investment grade Foreign Bonds and other Fixed Income Securities of foreign issuers and Derivatives. The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between three and fifteen years.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average return from high-grade Foreign Bonds and willing to accept currency risk.

RISK PROFILE: Moderate to high potential risk and reward. The Portfolio's share price can be expected to vary inversely to changes in prevailing interest rates. In addition, the performance of the Portfolio will be affected by Foreign Currency values, the political and regulatory environment, greater volatility of securities exchanges and overall political and economic factors in the countries in which the Portfolio invests.

EMERGING MARKETS DEBT PORTFOLIO

OBJECTIVE AND STRATEGY: High total return by investing primarily in Fixed Income Securities of government and government-related issuers located in emerging market countries, which securities provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located.

INVESTOR PROFILE: The Portfolio is designed for those who seek a high level of current income from Emerging Market Country Securities that are Fixed Income Securities, while holding the potential for capital appreciation.

RISK PROFILE: Very high potential risk and reward. The Portfolio's performance is subject to high risk and will not be required to meet a minimum rating standard and may purchase securities that are not rated for creditworthiness by any internationally recognized credit rating organization. These types of debt obligations are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with their terms and generally involve a greater risk of default and of volatility in price than securities in higher rating categories. In addition, international investing involves different or increased risks. The performance of the Portfolio will be affected by Foreign Currency values, the political and regulatory environment, greater volatility of securities exchanges, risks in connection with registration, clearing and settlement of securities transactions and overall political and economic factors in the countries in which the Portfolio invests.

GLOBAL EQUITY PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of issuers throughout the world, including U.S. issuers, using an approach that is oriented to the selection of individual stocks that MSAM believes are undervalued.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to pursue their investment goals in markets throughout the world, including the United States. By including international investments in their portfolio, investors can achieve additional diversification and participate in growth opportunities around the world.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in equity investments, including fluctuations in the stock market and changes in the economy, international investing involves different or increased risks. The performance of the Portfolio will be affected by Foreign Currency values, the political and regulatory environment, greater volatility of securities exchanges and overall political and economic factors in the countries in which the Portfolio invests.

INTERNATIONAL MAGNUM PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of non-U.S. issuers in accordance with the EAFE country (defined herein) weightings determined by MSAM.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to pursue their investment goals in markets outside the United States. By including international investments in their portfolio, investors can achieve additional diversification and participate in growth opportunities around the world.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in equity investments, including fluctuations in the stock market and changes in the economy, international investing involves different or increased risks. The performance of the Portfolio will be affected by Foreign Currency values, the political and regulatory environment, greater volatility of securities exchanges and overall political and economic factors in the countries in which the Portfolio invests.

EMERGING MARKETS EQUITY PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of emerging market country issuers with a focus on those in which MSAM believes the economies are developing strongly and in which the markets are becoming more sophisticated.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to achieve long-term capital appreciation by investing in Emerging Market Country Securities. By including emerging market country investments in their portfolio, investors can achieve additional diversification and participate in growth opportunities in emerging market countries.

RISK PROFILE: Very high potential risk and reward. In addition to the general risks involved in Equity Securities, including fluctuations in the stock market and changes in the economy, international investing involves different or increased risks. The performance of the Portfolio will be affected by Foreign Currency values, the political and regulatory environment, the greater volatility of securities exchanges and overall political and economic factors in the countries in which the Portfolio invests.

ASIAN EQUITY PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of Asian issuers (excluding Japan) using an approach that is oriented to the selection of individual stocks that the Adviser believes are undervalued. The Portfolio intends to invest in Equity Securities that are traded on recognized stock exchanges of countries in Asia and in Equity Securities of companies organized under the laws of an Asian country whose business is conducted principally in Asia.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to pursue their investment goals in markets of Asian countries other than Japan.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in equity investments, international investing involves different or increased risks. The performance of the Portfolio will be affected by Foreign Currency values, the political and regulatory environment, greater volatility of securities exchanges and overall political and economic factors in the countries in which the Portfolio invests.

ASSET ALLOCATION PORTFOLIOS

BALANCED PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of Equity and Fixed Income Securities and Derivatives. The average weighted maturity of the fixed income portion of the Portfolio ordinarily will exceed five years and will usually be between three and fifteen years.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average return from a diversified portfolio of both Equity Securities and a wide range of Fixed Income Securities.

When MAS judges the relative outlook for each asset class to be neutral, the mix of assets will be 60% Equity Securities and 40% Fixed Income Securities, although the Portfolio may hold between 45-75% Equity Securities and between 25-55% Fixed Income Securities.

The Adviser will continually review the Portfolio's holdings and rebalance the securities held by the Portfolio to attempt to maintain the appropriate asset mix.

RISK PROFILE: Moderate potential risk and reward. The Portfolio's equity investments will fluctuate with changes in the stock market and changes in the economy. The value of the Portfolio's Fixed Income Securities can be expected to vary inversely to changes in prevailing interest rates. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

MULTI-ASSET-CLASS PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of Equity and Fixed Income Securities (including High Yield Securities) of domestic and foreign issuers and Derivatives. The average weighted maturity of the fixed income portion of the Portfolio will ordinarily exceed five years and will usually be between three and fifteen years.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average return from a diversified portfolio of both Equity Securities of domestic and foreign issuers and a wide range of domestic and foreign Fixed Income Securities ranging from high yield to high grade.

When MAS judges the relative outlook for each asset class to be neutral, the mix of assets will be 50% in Equity Securities of domestic issuers, 14% in Equity Securities of foreign issuers, 24% in Fixed Income Securities of domestic issuers, 6% in Fixed Income Securities of foreign issuers, and 6% in High Yield Securities. However, the normal ranges for these different asset classes will be:

Equity Securities-domestic issuers        70%-30%
Equity Securities-foreign issuers          25%-5%
Fixed Income Securities-domestic issuers  60%-15%
Fixed Income Securities-foreign issuers    12%-0%
High Yield Securities                      12%-0%

The Adviser will continually review the Portfolio's holdings and actively rebalance the securities held by the Portfolio.

RISK PROFILE: Moderate to high potential risk and reward. The Portfolio's Equity Securities will fluctuate with changes in the stock market and changes in the economy. The value of the Portfolio's Fixed Income Securities can be expected to vary inversely to changes in prevailing interest rates. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Securities rated below investment grade, as well as unrated securities, usually entail greater risk (including the possibility of default or bankruptcy of the issuers), and generally involve greater price volatility and risk of principal and income, and may be less liquid, than securities in higher rated categories. In addition, international investing involves different or increased risks. The performance of the Portfolio will be affected by currency values, the political and regulatory environment, greater volatility of securities exchanges and overall political and economic factors in the countries in which the Portfolio invests.

INVESTMENT CHARACTERISTICS AND RISKS

The value of each Portfolio's investments and the income they generate will vary from day-to-day and generally reflect market conditions, interest rates, and other company, political, or economic news both in the United States and abroad.

Each Portfolio spreads investment risk by limiting its holdings in any one company or industry. Nevertheless, each Portfolio, other than the Money Market Portfolio, will experience price volatility the extent of which will be affected by the types of securities and techniques the particular Portfolio uses. (The Money Market Portfolio expects to maintain a net asset value ("NAV") of $1.00 per share but there can be no assurance of that result.) In the short term, stock prices can fluctuate dramatically in response to these factors. Over time, however, stocks have shown greater growth potential than other types of securities. The prices of bonds also fluctuate and generally move in the opposite direction from interest rates.

Investments in foreign securities may involve risks in addition to those of U.S. investments. The performance of the Portfolios investing in foreign securities will be affected by Foreign Currency values, the political and regulatory environment, and overall economic factors in the countries in which investments are made.

Because the International Fixed Income, International Magnum, U.S. Real Estate, Emerging Markets Equity and Emerging Markets Debt Portfolios are non-diversified portfolios and are permitted greater flexibility to invest their assets in the obligations of a single issuer, they are exposed to increased risk of loss if such an investment underperforms expectations. See "Non-Diversified Status" in this Prospectus and "Investment Limitations" in the Statement of Additional Information ("SAI").

Investments in securities rated below investment grade, sometimes called high risk or High Yield Securities or junk bonds, carry a high degree of risk and are considered speculative. MSAM and MAS may use various investment techniques to hedge risks, including the use of Derivatives, but there is no guarantee that these strategies will work as intended. When Portfolio shares are redeemed, they may be worth more or less than their original cost. An investment in any one Portfolio is not in itself a balanced investment plan. As with any mutual fund, there is no assurance that a Portfolio will achieve its goal.

Each Portfolio will be invested according to its investment strategy. However, the Portfolios also have the ability to invest without limitation in high-quality Money Market Instruments or Temporary Investments for temporary, defensive purposes. See "Securities and Investment Techniques" below.

THE PORTFOLIOS' INVESTMENTS

U.S. FIXED INCOME PORTFOLIOS

MONEY MARKET PORTFOLIO

The Portfolio seeks to realize maximum current income and preserve capital while maintaining high levels of liquidity through investing in high-quality Money Market Instruments which have effective maturities of 397 days or less. The Portfolio's average maturity (on a dollar-weighted basis) will not exceed 90 days. The Portfolio is expected to maintain a net asset value of $1.00 per share, but there can be no assurance of this result.

The Portfolio utilizes the amortized cost method of valuation in accordance with regulations issued by the SEC. Accordingly, the Portfolio will limit its portfolio investments to those instruments that present minimal credit risks and are of "eligible quality" as determined by the Adviser under the supervision of the Board of Directors in accordance with regulations of the SEC, as they may from time to time be amended. For this purpose, "eligible quality" means a security rated in one of the two highest rating categories
(i) by at least two nationally recognized statistical rating organizations (each an "NRSRO") assigning a rating to the security or issuer, or (ii) if only one NRSRO has assigned a rating, by that NRSRO, or if the security is unrated, of comparable quality as determined by the Adviser. The Money Market Portfolio will not purchase any bank or corporate obligation unless it is rated at least Aa or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or AA or A-1 by S&P, or it is unrated, and in the determination of the Adviser, it is of comparable quality.

The Portfolio may invest in Repurchase Agreements, Reverse Repurchase Agreements to a limited extent, may purchase securities on a When-Issued or Delayed Delivery basis, and may lend its portfolio securities. For additional investment information, see "Securities and Investment Techniques" below.

FIXED INCOME PORTFOLIO

The Portfolio seeks to achieve above-average total return over a market cycle of three to five years by investing in a diversified portfolio of U.S. Governments and Agencies, Corporate Bonds, Foreign Bonds, MBSs of domestic issuers, and other Fixed Income Securities and Derivatives. The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Fixed Income Securities, not more than 20% of which will be below investment grade (commonly referred to as High Yield Securities or junk bonds). Permissible investments include Municipals, Loan Participations and Assignments, Investment Company Securities, When-Issued and Delayed Delivery Securities and Derivatives, including but not limited to CMOs, Structured Notes, Foreign Currency, Forward Foreign Currency Exchange Contracts, Futures, Options and Swaps. For additional investment information, see "Securities and Investment Techniques" below.

The Adviser's approach is to actively manage the maturity and duration structure of the Portfolio in anticipation of long-term trends in interest rates and inflation. Investments are diversified among a wide variety of Fixed Income Securities in all market sectors. For additional information about strategies employed in managing the Portfolio, see "Maturity and Duration Management," "Value Investing," "Mortgage Investing," "High Yield Investing," "Foreign Fixed Income Investing" and "Foreign Investing" in "Securities and Investment Techniques" below.

HIGH YIELD PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing at least 65% of its total assets in High Yield Securities of U.S. and foreign issuers including Corporate Bonds and other Fixed Income Securities. High Yield Securities are rated below investment grade and are commonly referred to as high yield bonds or junk bonds. The Portfolio expects to achieve its objective through maximizing current income, although the Portfolio may seek capital growth opportunities when consistent with its objective. The Portfolio's average weighted maturity ordinarily will exceed five years and will usually be between five and fifteen years.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in High Yield Securities. The Portfolio may also invest in investment grade Fixed Income Securities of domestic and foreign issuers, including Eastern European and Emerging Market Country Securities, and in Foreign Currency, Investment Company Securities, Foreign Equities, Loan Participations and Assignments, Municipals, Brady Bonds, Asset-Backeds, When-Issued or Delayed Delivery Securities, and Derivatives, including but not limited to SMBSs, CMOs, Structured Notes, Forwards, Futures, Options and Swaps. For risks associated with High Yield Securities and additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to use equity and fixed income valuation techniques and analyses of economic and industry trends to determine portfolio structure. Individual securities are selected and monitored by fixed income portfolio managers who specialize in credit analysis of Fixed Income Securities and use in-depth financial analysis to uncover opportunities in undervalued issues. For additional information about strategies employed in managing the Portfolio, see "High Yield Investing," "Maturity and Duration Management," "Value Investing," "Mortgage Investing," "Foreign Fixed Income Investing," "Foreign Investing" and "Emerging Markets Investing" in "Securities and Investment Techniques" below.

U.S. EQUITY PORTFOLIOS

CORE EQUITY PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, American Depositary Receipts ("ADRs") and other Equity Securities.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Equity Securities. The Portfolio may invest up to 5% of its total assets in Foreign Equities (other than ADRs). The Portfolio may also invest in U.S. Governments and Agencies, Corporate Bonds, Foreign Bonds, Zero Coupons, Repurchase Agreements, Cash Equivalents, Foreign Currency, Investment Company Securities, securities purchased on a When-Issued and Delayed Delivery basis, and Derivatives, including but not limited to Forwards, Futures, Options and Swaps. For additional information about investments, see "Securities and Investment Practices" below.

The Adviser's approach entails selecting Equity Securities of companies which are deemed by the Adviser to demonstrate long-term earnings growth that is greater than the economy in general and greater than the expected rate of inflation. The Adviser evaluates both short-term and long-term economic trends and their impact on corporate profits and the relative value offered by different sectors and securities within the equity markets. Individual securities are selected based on fundamental business and financial factors (such as earnings growth, financial position, price volatility, and dividend payment records) and the measurement of those factors relative to the current market price of the security.

GROWTH PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, Depositary Receipts and other Equity Securities.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Equity Securities. The Portfolio may also invest in Foreign Currency, Non-Publicly Traded Securities, Private Placements, Restricted Securities, Money Market Instruments, Investment Company Securities, Repurchase Agreements, When-Issued and Delayed Delivery Securities, other Fixed Income Securities and Derivatives, including but not limited to Forwards, Futures, Options and Swaps, and may lend its portfolio securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Portfolio will focus its investments on Equity Securities of medium and large capitalization U.S. corporations and, subject to an overall 25% limit, Foreign Equities. The Portfolio may invest in securities of foreign issuers directly or in the form of Depositary Receipts. Since the Portfolio invests in both Common Stocks and Convertible Securities (when due to market conditions, it is more advantageous to purchase Convertible Securities), the risks of investing in the general equity markets may be tempered to a degree by the Portfolio's investments in Convertible Securities which are often not as volatile as Common Stock.

The Adviser employs a flexible and eclectic investment process in pursuit of the Portfolio's investment objectives. In selecting stocks for the Portfolio, the Adviser concentrates on a universe of rapidly growing, high-quality companies and lower, but accelerating, earnings growth situations. The Adviser's universe of potential investments generally comprises companies with market capitalizations of $500 million or more. The Adviser concentrates on companies with strong, communicative managements and clearly defined strategies for growth. In addition, the Adviser rigorously assesses company developments, including changes in strategic direction, management focus and current and likely future earnings results. Valuation is important to the Adviser but is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises vis-a-vis consensus expectations. The Portfolio may invest in any Equity Security that, in the Adviser's judgment, provides above-average potential for capital appreciation.

In selecting investments for the Portfolio, the Adviser emphasizes individual security selection. The Portfolio's investments will generally be diversified by number of issues but concentrated sector positions may result from the investment process. The Portfolio has a long-term investment perspective; however, the Adviser may take advantage of short-term opportunities that are consistent with the Portfolio's objective by selling recently purchased securities which have increased in value.

VALUE PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, ADRs and other Equity Securities of companies with equity capitalizations usually greater than $300 million.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Equity Securities. The Portfolio may invest up to 5% of its total assets in Foreign Equities (other than ADRs). The Portfolio may also invest in U.S. Governments and Agencies, Corporate Bonds, Foreign Bonds, Zero Coupons, Repurchase Agreements, Cash Equivalents, Foreign Currency, Investment Company Securities, When-Issued or Delayed Delivery Securities and Derivatives, including but not limited to Forwards, Futures, Options and Swaps. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to select Equity Securities that are deemed to be undervalued relative to the stock market in general as measured by the S&P 500 Index ("S&P 500"), based on value measures such as price/earnings ratios and price/book ratios, as well as fundamental research. While capital return will be emphasized somewhat more than income return, the Portfolio's total return will consist of both capital and income returns. Stocks that are deemed to be under-valued in the marketplace have, under most market conditions, provided higher dividend income returns than stocks that are deemed to have long-term earnings growth potential which normally sell at higher price/earnings ratios. For additional information about strategies employed in managing the Portfolio, see "Value Stock Investing" in "Securities and Investment Techniques."

MID CAP GROWTH PORTFOLIO

The Portfolio seeks long-term capital growth by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, ADRs and other Equity Securities of issuers with equity capitalizations in the range of the companies represented in the S&P MidCap 400 Index. Such range is currently $100 million to $8 billion but the range fluctuates over time with changes in the equity market. Due to its emphasis on long-term capital growth, dividend income for the Portfolio may be lower than for the other equity Portfolios.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Equity Securities of smaller and medium-size companies. The Portfolio may invest up to 5% of its total assets in Foreign Equities (other than ADRs). The Portfolio may also invest in U.S. Governments and Agencies, Corporate Bonds, Foreign Bonds, Zero Coupons, Repurchase Agreements, Cash Equivalents, Foreign Currency, Investment Company Securities, When-Issued and Delayed Delivery Securities and Derivatives, including but not limited to Forwards, Futures, Options and Swaps. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser uses a four-part process combining quantitative, fundamental and valuation analysis with a strict sales discipline. Equity Securities that pass an initial screen based on estimate revisions undergo detailed fundamental research. Valuation analysis is used to eliminate the most overvalued securities. Holdings are sold when their estimate-revision scores fall to unacceptable levels, when fundamental research uncovers unfavorable trends, or when their valuations exceed the level that the Adviser believes is reasonable given their growth prospects.

MID CAP VALUE PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, ADRs and other Equity Securities of issuers with equity capitalizations in the range of the companies represented in the S&P MidCap 400 Index. Such range is currently $100 million to $8 billion but the range fluctuates over time with changes in the equity market.

Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in Equity Securities of mid-cap companies deemed to be undervalued. The Portfolio may invest up to 5% of its total assets in Foreign Equities (other than ADRs). The Portfolio may also invest in U.S. Governments and Agencies, Corporate Bonds, Foreign Bonds, Zero Coupons, Repurchase Agreements, Cash Equivalents, Foreign Currency, Investment Company Securities, When-Issued and Delayed Delivery Securities and Derivatives, including but not limited to Forwards, Futures, Options and Swaps. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to select Common Stocks that are deemed to be relatively undervalued at the time of purchase based on certain proprietary measures of value. The Portfolio will typically exhibit a lower price/earnings value ratio than the S&P MidCap 400 Index. The Portfolio will be structured taking into account the economic sector weights of the S&P MidCap 400 Index, with sector weights normally being within 5% of the sector weights of the Index. For additional information about strategies employed in managing the Portfolio, see "Value Stock Investing" in "Securities and Investment Techniques."

U.S. REAL ESTATE PORTFOLIO

The Portfolio seeks above-average current income and long-term capital appreciation by investing primarily in Equity Securities of companies in the U.S. real estate industry. Such Equity Securities include Common Stocks, shares or units of beneficial interest of REITs, limited partnership interests in master limited partnerships, Rights or Warrants to purchase Common Stocks, Convertible Securities, and Preferred Stock.

Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in income producing Equity Securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry. For purposes of the Portfolio's investment policies, a company is "principally engaged" in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Companies in the real estate industry may include among others:
REITs, master limited partnerships that invest in interests in real estate, real estate operating companies, and companies with substantial real estate holdings, such as hotel companies, residential builders and land-rich companies.

The Portfolio may also invest in Fixed Income Securities issued or guaranteed by real estate companies or secured by real estate assets and rated, at time of purchase, in one of the four highest rating categories by an NRSRO or determined by the Adviser to be of comparable quality at the time of purchase, high-quality Money Market Instruments, such as notes, certificates of deposit or bankers' acceptances issued by domestic or foreign issuers, or high-grade debt securities, consisting of corporate debt securities and U.S. Governments and Agencies. Securities rated in the lowest category of Investment Grade Securities have speculative characteristics. Investment Grade Securities are securities that are rated in one of the four highest rating categories by an NRSRO. The Portfolio may also invest in certain securities or obligations, including Non-Publicly Traded Securities, Private Placements, Restricted Securities, Repurchase Agreements, When-Issued and Delayed Delivery Securities, Temporary Investments and Derivatives, including but not limited to Options and Futures and may lend its portfolio securities. For additional information about the Portfolio's investments, see "Securities and Investment Techniques" and "Non-Diversified Status" below.

The Adviser's approach is to invest in Equity Securities of companies that it believes will provide a dividend yield that exceeds the composite dividend yield of securities comprising the S&P 500. A substantial portion of the Portfolio's total assets will be invested in Equity Securities of REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests, with certain tax advantages if regulatory requirements are met. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. The Portfolio will invest primarily in Equity REITs. A shareholder in the Portfolio investing in REITs indirectly through the Portfolio will bear not only his or her proportionate share of the expenses of the Portfolio, but also indirectly, the management expenses of underlying REITs.

GLOBAL PORTFOLIOS

INTERNATIONAL FIXED INCOME PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in investment grade Foreign Bonds and other Fixed Income Securities of foreign issuers. Under normal circumstances, at least 95% of the Fixed Income Securities in which the Portfolio will invest will be Investment Grade Securities. The Portfolio's average weighted maturity ordinarily will exceed five years and will usually be between three and fifteen years. Under normal circumstances, the Portfolio will invest at least 80% of its total assets in Fixed Income Securities of issuers in at least three countries other than the United States, including Emerging Market Country Securities and Eastern European Securities. For these purposes, Derivatives may be used to represent country investments.

The Portfolio may also invest in U.S. Fixed Income Securities, Foreign Currency, Investment Funds, Investment Company Securities, Loan Participations and Assignments, Preferred Stock, When-Issued and Delayed Delivery Securities and Derivatives, including but not limited to, Structured Notes, Forwards, Futures, Options and Swaps. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to manage the duration, country, and currency exposure of the Portfolio by combining fundamental research on relative values with analyses of economic, interest-rate, and exchange-rate trends. The Adviser will invest in MBSs and Corporate Bonds when it believes they offer the most value, although most Foreign Currency denominated investments are in Fixed Income Securities issued by governments or supranational organizations. For other information about strategies employed in managing the Portfolio, see "Maturity and Duration Management," "Value Investing," "Foreign Fixed Income Investing," "Non-Diversified Status," "Emerging Markets Investing," "Mortgage Investing" and "Foreign Investing" in "Securities and Investment Techniques" below.

EMERGING MARKETS DEBT PORTFOLIO

The Portfolio seeks high total return by investing primarily in Fixed Income Securities of issuers in emerging market countries. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in government Fixed Income Securities, including Loan Participations and Assignments between governments and financial institutions, securities issued by government owned, controlled or sponsored entities and securities of entities organized to restructure outstanding debt of such issuers.

The Portfolio may also invest in Fixed Income Securities of corporate issuers located in or organized under the laws of emerging market countries, Fixed Income Securities customarily referred to as "Brady Bonds" (bonds created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady), Zero Coupon, Pay-In-Kind or Deferred Payment Securities, ADRs, Foreign Currency, Investment Company Securities, Investment Funds, Loan Participations and Assignments, Money Market Instruments, Repurchase Agreements, Reverse Repurchase Agreements, Temporary Investments, Non-Publicly Traded Securities, Private Placements, Restricted Securities, When-Issued or Delayed Delivery Securities, Derivatives, including but not limited to Forwards, Futures and Options, and may lend its portfolio securities. The Portfolio may also invest up to 5% of its total assets in MBSs, CMOs and in other Asset-Backeds issued by non-governmental entities, such as banks and other financial institutions. Also, the Portfolio is authorized to borrow up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, for investment purposes to increase the opportunity for greater return and for payment of dividends. Such borrowings would constitute leverage, which is a speculative characteristic. Leveraging will magnify declines as well as increases in the NAV of the Portfolio's shares and increases in the yield on the Portfolio's investments. For additional information about investments, see "Securities and Investment Practices" and "Non-Diversified Status" below.

The Adviser's approach is to invest the Portfolio's assets in Emerging Market Country Fixed Income Securities that provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. Currently, investing in many emerging market countries is not feasible or may involve unacceptable political risks. Initially, the Portfolio expects that its investments in Emerging Market Country Fixed Income Securities will be made primarily in some or all of the following emerging market countries:

Algeria                Argentina                        Brazil                  Bulgaria
Chile                  China                            Colombia                Costa Rica
Czech Republic         Dominican Republic               Ecuador                 Egypt
Greece                 Hungary                          India                   Indonesia
Ivory Coast            Jamaica                          Jordan                  Malaysia
Mexico                 Morocco                          Nicaragua               Nigeria
Pakistan               Panama                           Paraguay                Peru
Philippines            Poland                           Portugal                Russia
Slovakia               South Africa                     Thailand                Trinidad &
Tunisia                Turkey                           Uruguay                 Tobago
Venezuela              Zaire

In selecting Emerging Market Country Fixed Income Securities for investment by the Portfolio, the Adviser will apply a market risk analysis contemplating assessment of factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations. As opportunities to invest in debt securities in other countries develop, the Portfolio expects to expand and further diversify the universe of emerging market countries in which it invests. While the Portfolio generally is not restricted in the portion of its assets which may be invested in a single country or region, it is anticipated that, under normal conditions, the Portfolio's assets will be invested in issuers in at least three countries.

Interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by governments, government agencies or instrumentalities, political subdivisions or government owned, controlled or sponsored entities involves the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be "Investment Companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Portfolio's investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

The Portfolio's investments in Fixed Income Securities of governments, and government-related and restructured Fixed

Income Securities are subject to special risks, including the inability or unwillingness of the issuer to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. The Portfolio may have limited recourse in the event of default on such Fixed Income Securities. Also, the registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. See "Securities and Investment Techniques -- Russian Securities."

The portion of the Portfolio's assets invested in securities denominated in currencies other than the U.S. dollar is not restricted and will vary depending on market conditions. Although the Portfolio is permitted to engage in investment practices to hedge against currency exchange rate risks with respect to such assets, the Portfolio may be limited in its ability to hedge against these risks.

Emerging Market Country Fixed Income Securities in which the Portfolio may invest will be subject to high risk and will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. These types of Fixed Income Securities are predominantly speculative and generally involve a greater risk of default and of volatility in price than securities in higher rating categories. Ratings of Fixed Income Securities of foreign issuers, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located and generally take into account the currency in which the Fixed Income Securities of a foreign issuer is denominated.

GLOBAL EQUITY PORTFOLIO

The Global Equity Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, and Rights and Warrants to purchase Common Stocks, Depositary Receipts and other Equity Securities of issuers throughout the world, including issuers in the United States and emerging market countries. Under normal circumstances, at least 65% of the total assets of the Portfolio will be invested in Equity Securities. In addition, under normal circumstances, at least 20% of the Portfolio's total assets will be invested in the Common Stocks of U.S. issuers and the remaining equity position will be invested in at least three countries other than the United States. Although the Portfolio intends to invest primarily in securities listed on stock exchanges, it will also invest in Equity Securities that are traded over the counter or that are not admitted to listing on a stock exchange or dealt in on a regulated market. As a result of the absence of a public trading market, such securities may pose liquidity risks.

The Portfolio may also invest in Forwards, Money Market Instruments, Repurchase Agreements and When-Issued or Delayed Delivery Securities, and may lend its portfolio securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, the Adviser initially identifies those stocks that it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues, and then evaluates the future value of such stocks by running the results of an in-depth study of the issuer through a dividend discount model. In selecting investments, the Adviser utilizes the research of a number of sources, including Morgan Stanley Capital International, an affiliate of the Adviser located in Geneva, Switzerland. Portfolio holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Adviser's value criteria. Equity Securities that no longer conform to such investment criteria will be sold.

Although the Portfolio will not invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held. Investing in foreign countries and emerging market countries is subject to additional risk, see "Securities and Investment Techniques" below.

INTERNATIONAL MAGNUM PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights or Warrants to purchase Common Stocks and other Equity Securities of non-U.S. issuers in accordance with the EAFE country (defined below) weightings determined by the Adviser. The production of any current income is incidental to this objective. The Equity Securities in which the Portfolio may invest may be denominated in any currency.

The countries in which the Portfolio will invest are those comprising the Morgan Stanley Capital International EAFE Index (the "Index"), which includes Australia, Japan, New Zealand, most nations located in Western Europe and certain developed countries in Asia, such as Hong Kong and Singapore (each an "EAFE country," and collectively the "EAFE countries"). Under normal circumstances, at least 65% of the total assets of the Portfolio will be invested in Equity Securities of issuers in at least three different EAFE countries.

Although the Portfolio intends to invest primarily in Equity Securities listed on a stock exchange in an EAFE country, the Portfolio may invest without limit in Equity Securities that are traded over the counter or that are not admitted to listing on a stock exchange or dealt in on a regulated market. As a result of the absence of a public trading market, such securities may pose liquidity risks.

The Portfolio may also invest in Private Placements or initial public offerings in the form of oversubscriptions, certain shortterm (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities, Foreign Currency, Investment Company Securities, Temporary Investments, Money Market Instruments, Non-Publicly Traded Securities, Private Placements, Restricted Securities, Repurchase Agreements, Cash or Cash Equivalents, When-Issued or Delayed Delivery Securities, and Derivatives, including but not limited to Forwards, Futures (including stock index futures) and Options, and may lend its Portfolio securities. The Portfolio may also invest up to 10% of its total assets in (i) Investment Company Securities with investment objectives similar to that of the Portfolio and (ii) for temporary purposes, money market funds and pooled investment vehicles. In addition, for temporary defensive purposes during periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, the Portfolio may invest up to 100% of its total assets in such short-term and medium-term Fixed Income Securities or hold cash. The Portfolio will not invest in Fixed Income Securities that are not rated at least investment grade by either Moody's or S&P. Although the Portfolio will not invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held. For additional information about investments, see "Securities and Investment Techniques" and "Non-Diversified Status" below.

The Adviser's approach is to establish regional allocation strategies. By analyzing a variety of macroeconomic and political factors, the Adviser develops fundamental projections on comparative interest rates, currencies, corporate profits and economic growth among the various regions represented in the Index. These projections will be used to establish regional allocation strategies. Within these regional allocations, the Adviser then selects Equity Securities among issuers of a region.

The Adviser's approach in selecting among Equity Securities within a region comprised of EAFE countries is oriented towards individual stock selection and is value driven. The Adviser identifies those Equity Securities which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues. In selecting investments, the Adviser utilizes the research of a number of sources, including Morgan Stanley Capital International, an affiliate of the Adviser located in Geneva, Switzerland. Portfolio holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Adviser's investment criteria. Equity Securities which no longer conform to such investment criteria will be sold.

EMERGING MARKETS EQUITY PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, sponsored or unsponsored ADRs and other Equity Securities of emerging market country issuers. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in Emerging Market Country Equity Securities.

The Portfolio may also invest in Fixed Income Securities denominated in the currency of an emerging market country or issued or guaranteed by an emerging market country company or the government of an emerging market country, Equity Securities or Fixed Income Securities of corporate or governmental issuers located in industrialized countries, Foreign Currency, Investment Funds, Loan Participations and Assignments, Money Market Instruments, Investment Company Securities, Repurchase Agreements, Non-Publicly Traded Securities, Private Placements, Restricted Securities, Temporary Investments, When-Issued and Delayed Delivery Securities, and Derivatives, including but not limited to Forwards, Futures and Options and may engage in Loans of Portfolio Securities. It is likely that many of the Fixed Income Securities in which the Portfolio will invest will be unrated, and whether or not rated, such securities may have speculative characteristics.

When deemed appropriate by the Adviser, the Portfolio may also invest up to 10% of its total assets (measured at the time of the investment) in Fixed Income Securities that are not Investment Grade Securities (commonly referred to as High Yield Securities or junk bonds). For temporary defensive purposes, the Portfolio may invest less than 65% of its total assets in Emerging Market Country Equity Securities, in which case the Portfolio may invest in other Equity Securities or may invest in Fixed Income Securities as described in "Securities and Investment Techniques--Temporary Investments" below. The Portfolio also has the ability to invest without limitation in high quality Money Market Instruments or Temporary Investments for temporary defensive purposes. For additional information about investments, see "Securities and Investment Techniques" and "Non-Diversified Status" below.

The Adviser's approach is to focus the Portfolio's investments on those emerging market countries in which it believes the economies are developing strongly and in which the markets are becoming more sophisticated. There are currently over 130 countries which, in the opinion of the Adviser, are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Currently, investing in many emerging market countries is not feasible or may involve unacceptable political risks.

The Portfolio intends to invest primarily in some or all of the following emerging market countries:

Argentina              Botswana                      Brazil                        Chile
China                  Colombia                      Greece                        Hong Kong
Hungary                India                         Indonesia                     Jamaica
Jordan                 Kenya                         Malaysia                      Mexico
Nigeria                Pakistan                      Peru                          Philippines
Poland                 Portugal                      Russia                        South Africa
South Korea            Sri Lanka                     Taiwan                        Thailand
Turkey                 Venezuela                     Zimbabwe

As markets in other countries develop, the Portfolio expects to expand and further diversify the emerging market countries in which it invests. The Portfolio does not intend to invest in any security in a country where the currency is not freely convertible to U.S. dollars, unless the Portfolio has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantees to protect such investment against loss of that currency's external value, or the Portfolio has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantees would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Portfolio. The Adviser will analyze assets, revenues and earnings of an issuer. In selecting industries and particular issuers, the Adviser will evaluate costs of labor and raw materials, access to technology, export of products and government regulation. Although the Portfolio seeks to invest in larger companies, it may invest in small- and medium-size companies that, in the Adviser's view, have potential for growth.

Emerging Market Country Securities pose greater liquidity risks and other risks than securities of companies located in developed countries and traded in more established markets. The Portfolio may not be able to hedge Foreign Currency risk adequately. For a description of special considerations and certain risks associated with investment in foreign issuers, see "Securities and Investment Techniques." Also, the registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. See "Securities and Investment Techniques--Russian Securities."

ASIAN EQUITY PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, Depositary Receipts and other Equity Securities that are traded on recognized stock exchanges of the countries in Asia described below and such Equity Securities of companies organized under the laws of any such Asian country whose business is conducted principally in Asia ("Asian Equity Securities"). The production of any current income is incidental to this objective. The Portfolio does not intend to invest in Asian Equity Securities that are principally traded in markets in Japan or in companies organized under the laws of Japan. The Asian countries to be represented in the Portfolio, which include the following countries, have the more established markets in the region: Hong Kong, Singapore, Malaysia, Thailand, the Philippines and Indonesia. The Portfolio may also invest in Common Stocks traded in markets in Taiwan, South Korea, India, Pakistan, Sri Lanka and other developing markets that are open to Foreign Investment. Under normal circumstances, the Portfolio will invest at least 65% of the total assets of the Portfolio in such Asian Equity Securities.

The Portfolio may also invest in Fixed Income Securities, bills and bonds of governmental entities in Asia and the United States, notes, debentures and bonds of companies in Asia, U.S. Money Market Instruments, Foreign Currency, Investment Company Securities and Repurchase Agreements, When-Issued or Delayed Delivery Securities and Derivatives, including but not limited to Forwards and Futures, and may lend its portfolio securities. Although the Portfolio will not invest for short-term trading purposes, portfolio securities may be sold from time to time without regard to the length of time they have been held. Pending investment or settlement, and for liquidity purposes, the Portfolio may invest in domestic, Eurodollar and foreign short-term Money Market Instruments. The Portfolio may also purchase such instruments to temporarily reduce its equity holdings for defensive purposes in response to adverse market conditions. Because of the lack of hedging facilities in the currency markets of Asia, no active currency hedging strategy is anticipated currently. Instead, each investment will be considered on a total currency adjusted basis with the U.S. dollar as a base currency.

The Adviser's approach is oriented to individual stock selection and is value driven, similar to the approach described for the International Magnum Portfolio discussed above. There is no requirement that the Fund, at any given time, invest in any or all of the countries listed above or in any other Asian countries. The Fund has no set policy for allocating investments among the various Asian countries. Allocation of investments will depend on the relative attractiveness of the stocks of issuers in the respective countries. Government regulation and restrictions in many of the countries of interest may limit the amount, mode and extent of investment in companies of such countries. The Adviser will analyze assets, revenues and earnings of an issuer. In selecting industries and particular issuers, the Adviser will evaluate costs of labor and raw materials, access to technology, export of products and government regulation. Although the Portfolio seeks to invest in larger companies, it may invest in small- and medium-size companies that, in the Adviser's view, have potential for growth.

The Portfolio's investments will include Emerging Market Country Securities. These securities pose greater liquidity risks and other risks than securities of companies located in developed countries and traded in more established markets. For a description of special considerations and certain risks associated with investment in foreign issuers, see "Securities and Investment Techniques--Emerging Market Country Securities."

ASSET ALLOCATION PORTFOLIOS

BALANCED PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing in a diversified portfolio of Equity and Fixed Income Securities. The average weighted maturity of the Portfolio's Fixed Income Securities ordinarily will exceed five years and will usually be between three and fifteen years.

When the Adviser judges the relative outlook for the equity and fixed income markets to be neutral, the portfolio will be invested 60% in Equity Securities and 40% in Fixed Income Securities. The asset mix may be changed, however, with Equity Securities ordinarily representing between 45% and 75% of the total investment.

The Portfolio may invest up to 25% of its total assets in Foreign Bonds and Foreign Equities, other than ADRs, and an additional 10% of its total assets in Brady Bonds. The Portfolio will invest at least 25% of its total assets in senior Fixed Income Securities.

Subject to the foregoing limits, the Portfolio may invest in Foreign Currency, High Yield Securities, Investment Company Securities, Investment Funds, Eastern European Securities, Emerging Market Country Securities, Loan Participations and Assignments, Municipals, When-Issued or Delayed Delivery Securities, and Derivatives, including but not limited to Structured Notes, Forwards, Futures, Options and Swaps. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to determine investment strategies for the equity and fixed income portions of the Portfolio separately and then determine the mix of those strategies expected to maximize the return available from both the stock and bond markets. Strategic judgments on the equity/fixed income asset mix are based on valuation disciplines and tools for analysis developed by the Adviser over its twenty-six year history of managing balanced accounts. For other information about strategies employed in managing the Portfolio, see "Asset Allocation Management," "Maturity and Duration Management," "Value Investing," "Mortgage Investing," "High Yield Investing," "Foreign Fixed Income Investing" and "Foreign Investing" in "Securities and Investment Techniques" below.

MULTI-ASSET-CLASS PORTFOLIO

The Portfolio seeks above average-total return over a market cycle of three to five years by investing in a diversified portfolio of Equity Securities and Fixed Income Securities of domestic and foreign issuers.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in issuers located in at least three countries, including the United States. The average weighted maturity of the fixed income portion of the Portfolio ordinarily will exceed five years and will usually be between three and fifteen years.

The Portfolio may also invest in Municipals, Loan Participations and Assignments, Investment Funds, Investment Company Securities, Eastern European Securities, Emerging Market Countries Securities, Foreign Currency, Forwards, CMOs, Brady Bonds, Zero Coupons, Cash Equivalents, ADRs, When-Issued and Delayed-Delivery Securities and Derivatives, including but not limited to Futures and Options, Swaps, and Structured Notes. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to determine the mix of investments in domestic and foreign Equity Securities, Fixed Income Securities and High Yield Securities expected to maximize available total return. Strategic judgments on the asset mix are based on valuation disciplines and tools for analysis which have been developed by the Adviser to compare the relative potential returns and risks of global stock and bond markets. For other information about strategies employed in managing the Portfolio, see "Asset Allocation Management," "International Equity Investing," "Maturity and Duration Management," "Value Investing," "Emerging Markets Investing," "High Yield Investing," "Foreign Fixed Income Investing" and "Foreign Investing" in "Securities and Investment Techniques" below.

SECURITIES AND INVESTMENT TECHNIQUES

The following pages contain more detailed information about types of instruments in which a Portfolio may invest and strategies each Adviser may employ in pursuit of a Portfolio's investment objective. A summary of risks and restrictions associated with these instruments and investment practices is included as well. A complete listing of each Portfolio's policies and limitations and more detailed information about each Portfolio's investments is contained in the SAI. Policies and limitations are considered at the time such investments are purchased; the sale of instruments is not required in the event of a subsequent change in circumstances, for example, a rating's downgrade.

The investments of life insurance company separate accounts made under variable annuity contracts and variable life insurance policies are subject to state insurance laws and regulations. The Fund and its Portfolios will, when required, comply with investment restrictions imposed under such laws and regulations on life insurance company separate accounts investing in the Portfolios.

The Advisers may not buy all of these instruments or use all of these techniques to the full extent permitted unless they believe that doing so will help a Portfolio achieve its investment objective. Current holdings and recent investment strategies are described in the Portfolio's financial reports, which will be sent to the Portfolios' shareholders twice a year. For a free SAI or financial report, contact the Fund or your insurance company.

STRATEGIES

ASSET ALLOCATION MANAGEMENT: The Adviser's approach to Asset Allocation Management is to determine investment strategies for each asset class in a Portfolio separately, and then determine the mix of those strategies expected to maximize the return available from each market. Strategic judgments on the mix among asset classes are based on evaluation disciplines and tools for analysis which have been developed over the Adviser's twenty-six year history of managing balanced accounts.

Tactical asset-allocation shifts are based on comparisons of prospective risks, returns, and the likely risk-reducing benefits derived from combining different asset classes into a single Portfolio. Experienced teams of equity, fixed income, and international investment professionals manage the investments of each asset class.

EMERGING MARKETS INVESTING: The Adviser's approach to Emerging Markets Investing is based on the Adviser's evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities.

As used in this Prospectus, emerging markets describes any country which is generally considered to be an emerging or developing country by the international financial community such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. There are currently over 130 countries which are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Currently, investing in many emerging market countries is either not feasible or very costly, or may involve unacceptable political risks. Other special risks include the possible increased likelihood of expropriation or the return to power of a political regime which would institute policies to expropriate, nationalize or otherwise confiscate investments. A Portfolio will focus its investments on those emerging market countries in which the Adviser believes the potential for market appreciation outweighs these risks and/or the cost of investment. Investing in emerging markets also involves an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

FOREIGN FIXED INCOME INVESTING: The Adviser seeks to invest in Foreign Bonds and other Fixed Income Securities denominated in Foreign Currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser's judgment unacceptable currency risk exists, Foreign Currency Futures Contracts and Options, Forwards and Swaps may be used to hedge the currency risk.

FOREIGN INVESTING: Investing in securities issued by foreign companies or governments involves certain special considerations which are not typically associated with investing in U.S. issuers. Since the securities of foreign issuers may be denominated in Foreign Currencies, and since a Portfolio may temporarily hold uninvested reserves in bank deposits of Foreign Currencies prior to reinvestment or conversion to U.S. dollars, a Portfolio may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

Because non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign companies than about U.S. companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

Although a Portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a Portfolio's foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising the Portfolio's investments.

GROWTH STOCK INVESTING: The Adviser seeks to invest in Equity Securities generally characterized by higher growth rates of revenues and earnings. These stocks tend to have higher price volatility, higher price/earnings ratios, and lower yields than the stock market in general as measured by the S&P 500.

HIGH YIELD INVESTING: The Adviser seeks to invest in High Yield Securities based on the Adviser's analysis of economic and industry trends and individual security characteristics. The Adviser conducts credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers.

To the extent a Portfolio invests in High Yield Securities it will be exposed to a substantial degree of credit risk. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less creditworthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

The market for High Yield Securities is still relatively new. Because of this, a long-term track record for bond default rates does not exist. In addition, the secondary market for High Yield Securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, High Yield Security prices may become more volatile, and both the high yield market and a Portfolio may experience sudden and substantial price declines. This lower liquidity might have an effect on a Portfolio's ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for High Yield Securities by various dealers. Under such conditions, a Portfolio may find it difficult to value its securities accurately. A Portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in High Yield Securities.

High Yield Securities may also present risks based on payment expectations. For example, High Yield Securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a High Yield Security's value will decrease in a rising interest rate market.

Certain types of High Yield Securities are non-income paying securities. For example, Zero Coupons pay interest only at maturity and Pay-In-Kind Securities pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the Portfolio does not receive periodic cash flow from these investments.

INTERNATIONAL EQUITY INVESTING: The Adviser's approach to International Equity Investing is based on its evaluation of both short-term and long-term international economic trends and the relative attractiveness of non-U.S. equity markets and individual securities.

The Adviser considers fundamental investment characteristics, the principles of valuation and diversification, and a relatively long-term investment time horizon. Since liquidity will also be a consideration, emphasis will likely be influenced by the relative market capitalizations of different non-U.S. stock markets and individual securities. Portfolios seek to diversify investments broadly among both developed and newly industrializing foreign countries. Where appropriate, a Portfolio may also invest in regulated Investment Companies or Investment Funds which invest in such countries to the extent allowed by applicable law.

MATURITY AND DURATION MANAGEMENT: One of two primary components of the Adviser's fixed income investment strategy is Maturity and Duration Management. The second primary component of fixed income strategy is Value Investing. See "Value Investing" below.

The maturity and duration structure of a Portfolio investing in Fixed Income Securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer-term shifts in the levels of interest rates. Adjustments made to shorten Portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators.

Most Fixed Income Securities provide interest (coupon) payments in addition to a final (par) payment at maturity. Some securities also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of Fixed Income Securities may respond differently to changes in the level and structure of interest rates.

Traditionally, a Fixed Income Security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a Fixed Income Security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a Fixed Income Security on a present value basis that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a Fixed Income Security's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of Fixed Income Securities.

Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any Fixed Income Security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a Fixed Income Security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a Fixed Income Security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, Floaters often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser's analysis of interest rate exposure incorporates the economic life of a security.

MORTGAGE INVESTING: At times it is anticipated that greater than 50% of a fixed income Portfolio's assets may be invested in MBSs. These include securities which represent pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various Governmental, Government-related and private organizations. A Portfolio will invest in securities issued by the Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), other Government agencies, and private issuers. It is expected that the Portfolio's primary emphasis will be in MBSs issued by the various Government-related organizations. However, a Portfolio may invest, without limit, in MBSs issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's or S&P or be deemed by the Adviser to be of comparable investment quality.

VALUE INVESTING: One of two primary components of the Adviser's fixed income strategy is Value Investing, whereby the Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, Option characteristics and liquidity. Quantitative models are used in conjunction with judgement and experience to evaluate and select securities with embedded put or call Options which are attractive on a risk- and option-adjusted basis. Successful Value Investing will permit a Portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged. See "Maturity and Duration Management" for a description of the other key component of the Adviser's fixed income investment strategy.

VALUE STOCK INVESTING: Emphasizes Common Stocks that are deemed by the Adviser to be undervalued relative to the stock market in general as measured by the appropriate market index, based on value measures such as price/earnings ratios and price/book ratios. Value stocks are generally dividend-paying Common Stocks. However, non-dividend- paying stocks may also be selected for their value characteristics.

INSTRUMENTS AND INVESTMENTS

AGENCIES. Agencies are securities which are not guaranteed by, or backed by the full faith and credit of, the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association, Resolution Funding Corporation, or any of several other agencies. For further information on these securities, see "Description of U.S. Government Securities" in the SAI.

ASSET-BACKEDS. Asset-backed securities ("Asset-Backeds") are securities collateralized by shorter-term loans such as automobile loans, home equity loans, computer leases or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind Asset-Backeds tends to have prepayment rates that usually do not vary with interest rates. In addition the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for Asset-Backeds is also the conventional proxy for maturity.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on Asset-Backeds, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

BRADY BONDS. Brady Bonds are Fixed Income Securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only in relatively recent years, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the SAI. A Portfolio will invest in Brady Bonds only if they are consistent with quality specifications.

CASH EQUIVALENTS. Cash Equivalents are short-term Fixed Income Securities comprising:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

A Portfolio may invest in obligations of U.S. banks, obligations of foreign branches of U.S. banks ("Eurodollars") and obligations of U.S. branches of foreign banks ("Yankee dollars"). Investments in Eurodollars and Yankee dollars involve some of the same risks of investing in international securities that are discussed in "Foreign Investment" below.

A Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation ("FDIC"), (ii) in the case of a U.S. bank, it is a member of the FDIC, and (iii) in the case of a foreign branch of a U.S. bank, the security is deemed by the Adviser to be of an investment quality comparable with other Fixed Income Securities which may be purchased by the Portfolio.

(2) Commercial paper rated at time of purchase by one or more NRSROs in one of their two highest categories, (e.g., A-1 or A-1+ by S&P or Prime 1 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (e.g., A or better by Moody's, S&P or Fitch Investors Service, Inc. ("Fitch")).

(3) Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody's, S&P or Fitch).

(4)  U.S. Governments and Agencies.

(5)  Repurchase Agreements collateralized by securities listed above.

CMOS. Collateralized Mortgage Obligations ("CMOs") are Derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity--the latest date by which the tranche can be completely repaid, assuming no prepayments--and has an average life--the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than paid off entirely at maturity, as would be the case in a straight debt instrument.

Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Prepayment risk has two important effects. First, like bonds in general, mortgage-backed securities will generally decline in price when interest rates rise. However, when interest rates fall, mortgage-backed securities may not enjoy as large a gain in market value due to prepayment risk. Second, when interest rates fall, additional mortgage prepayments must be reinvested at lower interest rates. In part to compensate for these risks, mortgage-backed securities will generally offer higher yields than comparable bonds. See "MBSs" below.

COMMON STOCKS. Common Stocks are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

CONVERTIBLE SECURITIES. Convertible Securities are securities, such as convertible Corporate Bonds, convertible Preferred Stocks. Warrants or other securities which may be exchanged under certain circumstances for a fixed number of shares of Common Stock.

CORPORATE BONDS. Corporate Bonds are Fixed Income Securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Portfolio will buy Corporate Bonds subject to any quality constraints. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

DEPOSITARY RECEIPTS. Depositary Receipts are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with the depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include ADRs, Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored". Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

DERIVATIVES. Derivatives are financial products or instruments that derive their value from the value of an underlying asset, reference rate or index. Derivatives include, but are not limited to, the following: CMOs, SMBSs (i.e., Stripped Mortgage-Backed Securities), Convertible Securities, Warrants, Forwards, Futures, Options, Structured Notes and Swaps.

The Adviser will use Derivatives only in circumstances where they offer the most economic means of improving the risk/reward profile of a Portfolio. The Adviser will not use Derivatives to increase Portfolio risk above the level that could be achieved in the Portfolio using only traditional investment securities. In addition, the Adviser will not use Derivatives to acquire exposure to changes in the value of assets or indexes of assets that are not allowable investments for the Portfolio. A Portfolio may enter into over-the-counter derivative transactions (Swaps, Caps, Floors, etc., but excluding CMOs, Forwards, Futures, Options, and SMBSs) with counterparties approved by the Adviser in accordance with guidelines established by the Fund's Board of Directors. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.

See elsewhere in this "Securities and Investment Techniques" section for descriptions of these various Derivatives, and see the SAI for more information regarding any investment policies or limitations applicable to their use.

EASTERN EUROPEAN SECURITIES. The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 40 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a Portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

EMERGING MARKET COUNTRY SECURITIES. An Emerging Market Country Security is one issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or
(iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the United States.

EQUITY SECURITIES. Equity Securities commonly include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants, and Foreign Equities. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities because it exhibits characteristics commonly associated with each type of security. See the "The Portfolios' Investments" section applicable to a particular Portfolio to determine in which of the above a Portfolio may invest.

FIXED INCOME SECURITIES. Fixed Income Securities commonly include, but are not limited to, debentures, U.S. Governments, Zero Coupons, Agencies, Corporate Bonds, High Yield Securities, MBSs, SMBSs, CMOs, Asset-Backeds, Convertible Securities, Brady Bonds, Floaters, Inverse Floaters, Cash Equivalents, Municipals, Repurchase Agreements, Preferred Stocks and Foreign Bonds. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities since it exhibits characteristics commonly associated with each type of security. See the "The Portfolios' Investments" section applicable to a particular Portfolio to determine in which of the above a Portfolio may invest.

The short-term and medium-term Fixed Income Securities in which the International Magnum Portfolio may invest consist of (a) obligations of governments, agencies or instrumentalities of any member state of the Organization for Economic Cooperation and Development ("OECD"), including the United States; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks organized under the laws of any member state of the OECD, including the United States, denominated in any currency; and (c) finance company and corporate commercial paper and other short-term corporate debt obligations of corporations organized under the laws of any member state of the OECD, including the United States, meeting the Portfolio's credit quality standards, provided that no more than 20% of the Portfolio's assets are invested in any one of such issuers. The short-term and medium-term securities in which the Portfolio may invest will be rated investment grade by an NRSRO (e.g., rated A or higher by Moody's or S&P), or if unrated, will be determined to be of comparable quality by the Adviser.

FLOATERS. Floaters are Fixed Income Securities with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain Floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain Floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment".

FOREIGN BONDS. Foreign Bonds are Fixed Income Securities denominated in Foreign Currency and issued and traded primarily outside the United States, including:
(1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) Fixed Income Securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; (4) foreign MBSs and various other MBSs and Asset-Backeds denominated in Foreign Currency; and (5) Brady Bonds. Investing in foreign companies involves certain special considerations that are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN CURRENCY. Portfolios investing in foreign securities will regularly transact security purchases and sales in Foreign Currencies. These Portfolios may hold Foreign Currency or purchase or sell Foreign Currency on a forward basis (see "Forwards").

FOREIGN CURRENCY FUTURES CONTRACTS AND OPTIONS. As another means of reducing the risks associated with investing in securities denominated in Foreign Currencies, a Portfolio may enter into contracts for the future acquisition or delivery of Foreign Currencies and may purchase Foreign Currency Options ("Forex Options"). These investment techniques are designed primarily to hedge against anticipated future changes in currency prices that otherwise might adversely affect the value of the Portfolio's investments.

Foreign Currency Futures Contracts ("Forex Futures") are standardized contracts for the future delivery of a specified amount of a Foreign Currency at a future date at a price set at the time of the contract. Forex Futures traded in the United States are traded on regulated futures exchanges. A Portfolio will incur brokerage fees when it purchases or sells Forex Futures or Forex Options, and it will be required to maintain margin deposits. Parties to a Forex Future must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the Futures contract fluctuates. In addition, a Portfolio may enter into a Futures contract only if immediately thereafter not more than 5% of its total assets are required as deposits to secure obligations under such contracts. The Portfolio also will be required to segregate assets to cover its Futures contracts obligations.

At the maturity of a Forex Future, a Portfolio may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to Forex Futures are effected on a regulated futures exchange. A Portfolio will only enter into such a Forex Future if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a Forward or Futures contract, in which case the Portfolio may suffer a loss.

A Portfolio may also purchase put or call Forex Options on exchanges. A put Option gives the Portfolio the right to sell a currency at the exercise price until the expiration of the Option. A call Option gives the Portfolio the right to purchase a currency at the exercise price until the expiration of the Option.

Purposes for which such Forex Futures and Forex Options may be used include protecting against a decline in a Foreign Currency against the U.S. dollar between the trade date and settlement date when the Portfolio purchases or sells securities, locking in the U.S. dollar value of dividends declared on securities held by the Portfolio and generally protecting the U.S. dollar value of securities held by the Portfolio against exchange rate fluctuations. Such contracts will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While Forex Futures and Forex Options may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

The primary risks associated with the use of Forex Futures and Forex Options are (i) failure to predict accurately the direction of currency movements and
(ii) market risks (e.g., lack of liquidity or lack of correlation between the change in value of underlying currencies and the change in the value of the Portfolio's Forex Futures or Forex Options contracts). The risk that a Portfolio will be unable to close out a Forex Futures position or Forex Options contract will be minimized by the Portfolio only entering into such transactions when there appears to be a liquid secondary market. For more detailed information about Futures transactions, see "Securities and Investment Techniques" in the SAI.

FOREIGN EQUITIES. Foreign Equity Securities ("Foreign Equities") include, but are not limited to, Common Stock, Preferred Stock, Depositary Receipts, Rights, Warrants and Convertible Securities of foreign issuers. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN INVESTMENT. Investment in securities and obligations of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks than those affecting obligations of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on Foreign Investments as compared to dividends and interest paid by U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction will impose or change withholding taxes on income payable with respect to foreign securities, and the possible adoption of foreign governmental restrictions such as exchange controls.

Prior governmental approval for Foreign Investments may be required under certain circumstances in some emerging countries, and the extent of Foreign Investment in certain Fixed Income Securities and domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of Foreign Investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investments in securities of foreign issuers are frequently denominated in Foreign Currencies. Because a Portfolio may temporarily hold uninvested reserves in bank deposits in Foreign Currencies, the value of the Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations and a Portfolio may incur costs in connection with conversions between various currencies.

FORWARDS. Forward Foreign Currency exchange contracts ("Forwards" or "forward contracts") are obligations to purchase or sell an amount of a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forwards are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

A Portfolio may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities (transaction hedge) or to lock in the dollar value of portfolio positions (position hedge). In addition a Portfolio may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or expects to have portfolio exposure. A Portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. Forwards will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While such contracts may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

A Portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a Foreign Bond, a Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Portfolio may be able to lock in the Foreign Currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other Foreign Currency is not exactly matched with a Portfolio's obligation under the forward contract. On the date of maturity, a Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. When a Portfolio enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold liquid assets in a segregated account with a daily value at least equal to its obligation under the forward contract.

Except in circumstances where segregated accounts are not required by the 1940 Act and the rules adopted thereunder, a Portfolio's entry into Forwards, as well as any use of cross or proxy hedging techniques, will generally require the Portfolio's custodian to place liquid assets into a segregated account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward contracts. If the value of the securities placed in the segregated account declines, additional liquid assets will be placed in the account on a daily basis so that the value of the account will be at least equal to the amount of the Portfolio's commitments with respect to such contracts. See "Investment Objectives and Policies--Forward Foreign Currency Exchange Contracts" in the SAI.

At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to Forwards are usually effected with the currency trader who is a party to the original forward contract. A Portfolio will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Portfolio may suffer a loss.

FUTURES. The term "Futures" includes futures contracts and Options on futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, at a specified future time and price. An Option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract at a specified exercise price at any time during the term of the Option (a long position if the Option is a call and a short position if the Option is a put). Upon exercise of the Option, the holder is entitled to delivery of the accumulated balance in the writer's Futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the Option on the futures contract.

The Money Market, Growth, U.S. Real Estate, Emerging Markets Debt, Global Equity, International Magnum, Emerging Markets Equity and Asian Equity Portfolios may enter into futures contracts to the extent that their outstanding obligations under such contracts do not exceed 20% of their respective total assets. The Fixed Income, High Yield, Core Equity, Value, Mid Cap Growth, Mid Cap Value, International Fixed Income, Balanced and Multi-Asset-Class Portfolios may enter into futures contracts to the extent that their outstanding obligations under futures contracts and option transactions do not exceed 50% of their respective total assets. No Portfolio will enter into futures contracts if immediately thereafter its initial margin deposits on open contracts would exceed 5% of its total assets. The Portfolio also will be required to segregate assets to cover its futures contract obligations.

Futures are derivative securities, in which a Portfolio may invest for hedging purposes, as well as to remain fully invested and to reduce transaction costs. Investing for the latter two purposes may be considered speculative. The primary risks associated with the use of Futures are (i) imperfect correlation between the change in market value of the stocks held by the Portfolio and the prices of Futures and Options relating to the stocks purchased or sold by the Portfolio and (ii) possible lack of a liquid secondary market for an Option or a futures contract and the resulting inability to close a Futures position which could have an adverse impact on the Portfolio's ability to hedge. Additional risks associated with Options transactions are (i) the risk that an Option will expire worthless; (ii) the risk that the issuer of an over-the-counter Option will be unable to fulfill its obligation to the Portfolio due to bankruptcy or related circumstances; (iii) the risk that Options may exhibit greater short-term price volatility than the underlying security; and (iv) the risk that a Portfolio may be forced to forego participation in the appreciation of the value of underlying securities, futures contracts or currency due to the writing of a call Option.

HIGH YIELD SECURITIES. High Yield Securities are generally considered to include Corporate Bonds, Preferred Stocks and Convertible Securities rated Ba through C by Moody's or BB through D by S&P, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by S&P are classified as non-Investment Grade Securities and are commonly referred to as junk bonds or High Yield Securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and S&P definitions for speculative-grade debt obligations:

    Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing," and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.

    S&P: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions." CCC-rated bonds have a currently identifiable "vulnerability to default" and, without favorable business conditions, will be "unable to repay interest and principal." The rating C is reserved for income bonds on which "no interest is being paid." Debt rated D is "in default," and "payment of interest and/or repayment of principal is in arrears."

While such securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to Investment Grade Securities.

The risks posed by securities issued under such circumstances are substantial. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

INVERSE FLOATERS. Inverse floating rate obligations ("Inverse Floaters") are Fixed Income Securities, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an Inverse

Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an Inverse Floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and Inverse Floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some Inverse Floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an Inverse Floater CMO is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets.

INVESTMENT COMPANY SECURITIES. Investments in investment companies are securities of other open-end or closed-end investment companies. The 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits a Portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered close-end investment company.

To the extent a Portfolio invests a portion of its assets in Investment Company Securities, those assets will be subject to the expenses of the purchased investment company as well as to the expenses of the Portfolio itself. A Portfolio may not purchase shares of any affiliated investment company except as permitted by a rule or order of the Securities and Exchange Commission ("SEC").

INVESTMENT FUNDS. Some emerging market countries have laws and regulations that currently preclude direct investment in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through Investment Funds that have been specifically authorized. A Portfolio may invest in these Investment Funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws as discussed in "Investment Limitations" in the SAI. The Emerging Markets Equity Portfolio will invest in such Investment Funds only where appropriate given that the Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying Investment Funds.

Certain Investment Funds are advised by an Adviser. The Portfolios may, to the extent permitted under the 1940 Act and other applicable law, invest in these Investment Funds. If a Portfolio does elect to make an investment in such an Investment Fund, it will only purchase the securities of such Investment Fund in the secondary market.

INVESTMENT GRADE SECURITIES. Investment Grade Securities are those rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, or Aaa, Aa, A or Baa by Moody's). Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. MBSs, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned and considered by the Adviser to be of comparable quality. The Adviser may retain a security if its rating falls below investment grade if it deems retention of the security to be in the best interests of the Portfolio. Any Portfolio permitted to hold Investment Grade Securities may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan Participations are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties. A Portfolio may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). A Portfolio's investments in Loans are expected in most instances to be in the form of participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between a Portfolio and the borrower is determined by the Adviser to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan.

However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, a Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing a Portfolio's securities and calculating its NAV.

Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to financial institutions that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Participations present additional risks of default or loss.

LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral, or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. There may be a risk of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Portfolio will not enter into securities loan transactions exceeding, in the aggregate, 33 1/3% of its total assets. For more detailed information about securities lending, see "Securities and Investment Techniques" in the SAI.

MONEY MARKET INSTRUMENTS. Each Portfolio may invest in Money Market Instruments, although the Portfolios intend to stay invested in securities satisfying their primary investment objective to the extent practical. Each Portfolio may invest in Money Market Instruments pending other investment or settlement for liquidity, or in adverse market conditions. The Money Market Instruments permitted for the Portfolios include obligations of the U.S. Government and its agencies and instrumentalities; obligations of foreign sovereignties; obligations of the International Bank for Reconstruction and Development; other debt securities; commercial paper, including bank obligations; certificates of deposit (including Eurodollar certificates of deposit); and Repurchase Agreements. For more detailed information about these Money Market Instruments, see "Description of Certain Securities and Ratings" in the SAI.

MBSs. Mortgage-Backed Securities ("MBSs") are instruments that entitle the holder to a share of all interest and principal payments from pools of residential and commercial mortgage loans underlying the instruments, and may take the form of pass-through securities or CMOs (see "CMOs", above). Generally, these securities are designed to provide monthly payments of interest and principal to the investor.

Pass-Through Securities. The mortgagee's monthly payments to his or her lending institution are passed through to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer or pooler. The pools are assembled by various governmental, Government-related and private organizations. A Portfolio may invest in securities issued or guaranteed by GNMA, FHLMC, FNMA, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, MBSs purchased by a Portfolio will be those which at the time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the Advisers to be of comparable quality.

Due to the possibility that prepayments on home mortgages will alter cash flow on MBSs, it is not possible to determine in advance the actual final maturity date or average life. Like Fixed Income Securities in general, MBSs will generally decline in price when interest rates rise. Due to prepayment risk, rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by a Portfolio may be lengthened. This extension of average life causes the market price of the MBSs to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the MBS. In selecting these MBSs, the Adviser will look for those that offer a higher yield to compensate for any variation in average maturity.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (to be announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis.

MUNICIPALS. Municipal securities ("Municipals") are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those securities with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income taxes. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

NON-DIVERSIFIED STATUS. The International Fixed Income, International Magnum, U.S. Real Estate, Emerging Markets Equity and Emerging Markets Debt Portfolios are non-diversified portfolios under the 1940 Act, which means that the Portfolios are not limited by the 1940 Act in the proportion of their assets that may be invested in the obligations of a single issuer. Thus, the Portfolios may invest a greater proportion of their assets in the securities of a small number of issuers and as a result will be subject to greater risk with respect to their portfolio securities. However, the Portfolios intend to comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as regulated investment companies. See "Investment Limitations" and "Taxes" in the SAI.

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED
SECURITIES. The Growth, U.S. Real Estate, International Magnum, Emerging Markets Equity, Fixed Income, High Yield, Core Equity, Value, Mid Cap Growth, Mid Cap Value, International Fixed Income, Balanced and Multi-Asset-Class Portfolios may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted Equity Securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration.

As a general matter, a Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market and securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act") and are deemed to be illiquid. Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("Rule 144A Securities") may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The U.S. Real Estate Portfolio may invest up to 15% of its total assets, the Emerging Markets Debt, International Magnum and Emerging Markets Equity Portfolios may each invest up to 25% of their total assets, and the Growth Portfolio may invest up to 35% of its total assets, in Rule 144A Securities that are deemed to be liquid.

The Fund's Board of Directors has adopted guidelines and delegated to each Adviser, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Investors should note that investment of 5% of a Portfolio's total assets in Restricted Securities may be considered a speculative activity and may involve greater risk and expense to that Portfolio.

OPTIONS. Options are legal contracts that give the holder the right to buy or sell a specified amount of the underlying security or futures contract at a fixed or determinable price upon the exercise of the Option. A call Option conveys the right to buy and a put Option conveys the right to sell a specified quantity of the underlying security.

A Portfolio may write (i.e., sell) covered call Options on portfolio securities which give the purchaser the right to buy the underlying security covered by the Option from the Portfolio at the stated exercise price. A "covered" call Option means that so long as a Portfolio is obligated as the writer of the Option, it will own (i) the underlying securities subject to the Option, or
(ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the Option. By selling a covered call Option, a Portfolio would become obligated during the term of the Option to deliver the securities underlying the Option should the Option holder choose to exercise the Option before the Option's termination date. In return for the call Option it has written, a Portfolio will receive from the purchaser (or Option holder) a premium which is the price of the Option, less a commission charged by a broker. A Portfolio will keep the premium regardless of whether the Option is exercised. When a Portfolio writes covered call Options, it augments its income by the premiums received and is thereby hedged to the extent of that amount against a decline in the price of the underlying securities. The premiums received will offset a portion of the potential loss incurred by a Portfolio if the securities underlying the Options are ultimately sold by the Portfolio at a loss. However, during the Option period, a Portfolio has, in return for the premium on the Option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

A Portfolio may also write (i.e., sell) covered put Options. Generally, a put Option is "covered" if a Portfolio maintains cash, U.S. Governments or other high grade debt obligations equal to the exercise price of the Option or if a Portfolio holds a put Option on the same underlying security with the same or higher exercise price.

By selling a covered put Option, a Portfolio incurs an obligation to buy the security underlying the Option from the purchaser of the put Option at the Option's exercise price at any time during the Option period, at the purchaser's election (certain Options written by a Portfolio will be exercisable by the purchaser only on a specific date). A Portfolio may sell put Options to receive the premiums paid by purchasers and to close out a long put Option position. In addition, when the Adviser wishes to purchase a security at a price lower than its current market price, a Portfolio may write a covered put Option at an exercise price reflecting the lower purchase price sought.

A Portfolio may purchase put or call Options on individual securities or baskets of securities. When a Portfolio purchases a call Option it acquires the right to buy a designated security at a designated price ("exercise price"), and when a Portfolio purchases a put Option it acquires the right to sell a designated security at the exercise price, in each case on or before a specified date ("termination date"), usually not more than nine months from the date the Option is issued. A Portfolio may purchase call Options to close out a covered call Option position or to protect against an increase in the price of a security it anticipates purchasing. A Portfolio may purchase put Options on securities which it holds in its portfolio to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put Option purchased in an amount greater than the premium paid for the Option, a Portfolio would incur no additional loss. A Portfolio may also purchase put Options to close out written put Option positions in a manner similar to call Option closing purchase transactions.

PREFERRED STOCKS. Preferred Stocks are non-voting securities which evidence ownership in a corporation and which pay a fixed or variable stream of dividends.

REPURCHASE AGREEMENTS. Repurchase Agreements are transactions in which a Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase Agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security.

In these transactions, the securities received by a Portfolio have a market value at least equal to the purchase price (including accrued interest) of the Repurchase Agreement as collateral, and this value is maintained during the term of the agreement. These securities are held by the Portfolio's Custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase Agreements permit a Portfolio to keep all its assets invested while retaining overnight flexibility in pursuit of investments of a longer-term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.

Pursuant to an order expected to be issued by the SEC, the Portfolios may pool their daily uninvested cash balances in order to invest in Repurchase Agreements on a joint basis. By entering into Repurchase Agreements on a joint basis, it is expected that the Portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. Each Portfolio's participation in the income from jointly purchased Repurchase Agreements will be based on that Portfolio's percentage share in the total Repurchase Agreement. The Portfolios' ability to invest in Repurchase Agreements on a joint basis will be contingent upon issuance of the order by the SEC described above.

REVERSE REPURCHASE AGREEMENTS. A Portfolio may enter into Reverse Repurchase Agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a Reverse Repurchase Agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a Reverse Repurchase Agreement is the speculative factor known as leverage. The Portfolio may enter into a Reverse Repurchase Agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid assets in an amount at least equal to its purchase obligations under these agreements. If interest rates rise during a Reverse Repurchase Agreement, it may adversely affect the Portfolio's ability to maintain a stable NAV.

RIGHTS. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

RUSSIAN SECURITIES. The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of Equity Securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by Russian law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent a Portfolio from investing in the securities of certain Russian companies deemed suitable by the Adviser and could cause a delay in the sale of Russian Securities by the Portfolio if the company deems a purchaser unsuitable, which may expose the Portfolio to potential loss on its investment.

In light of the risks described above, the Board of Directors of the Fund has approved certain procedures concerning the Fund's investments in Russian Securities. Among these procedures is a requirement that a Portfolio will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the Fund's sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that a Portfolio would otherwise make.

SMBSS. Stripped Mortgage-Backed Securities ("SMBSs") are Derivatives in the form of multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest ("interest-only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to a Portfolio's limitations on investment in illiquid securities.

STRUCTURED NOTES. Structured Notes are Derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of Structured Notes allows a Portfolio to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

SWAPS. Swap contracts ("Swaps") are Derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency Swaps in which a Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such Swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

A Portfolio will usually enter into Swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two returns. A Portfolio's obligations under a Swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a Swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. A Portfolio will not enter into any Swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Fund's Board of Directors.

Interest rate and total rate of return Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return Swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return Swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that a Portfolio is contractually entitled to receive. In contrast, currency Swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency Swap is subject to the risk that the other party to the Swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The Swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized Swap documentation. As a result, the Swap market has become relatively liquid. Swaps that include caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than "traditional" Swaps.

The use of Swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique was not used.

TEMPORARY INVESTMENTS. During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, each Portfolio may reduce its holdings for temporary defensive purposes and may invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or may hold cash. The short-term and medium-term debt obligations in which a Portfolio may invest consist of (a) obligations of the U.S. or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) Floaters and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations meeting a Portfolio's credit quality standards; and (e) Repurchase Agreements with banks and broker-dealers with respect to such securities. For temporary defensive purposes, the Portfolios intend to invest only in short-term and medium-term debt obligations that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for foreign debt obligations).

U.S. GOVERNMENTS. U.S. Governments are Fixed Income Securities that are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest. U.S. Governments may include securities issued by the U.S. Treasury and securities issued by federal agencies and U.S. Government sponsored instrumentalities. For further information on these securities, see "Description of U.S. Government Securities" in the SAI.

WARRANTS. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-Issued and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment, but will take place no more than 120 days after the trade date. The payment obligation and the interest rates that will be received are each fixed at the time a Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid securities or cash in an amount at least equal to these commitments. The Money Market, Growth, U.S. Real Estate, Emerging Markets Debt, Global Equity, International Magnum, Emerging Markets Equity and Asian Equity Portfolios will not enter into When-Issued or Delayed Delivery Securities commitments exceeding, in the aggregate, 15% of the Portfolio's total assets other than the obligations created by these commitments.

ZERO COUPONS, PAY-IN-KIND SECURITIES OR DEFERRED PAYMENT SECURITIES. Zero Coupons are Fixed Income Securities that do not make regular interest payments. Instead, Zero Coupons are sold at substantial discounts from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, Zero Coupon prices may also exhibit greater price volatility than ordinary Fixed Income Securities because of the manner in which their principal and interest are returned to the investor. Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero Coupon, Pay-In-Kind and Deferred Payment Securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

FUNDAMENTAL INVESTMENT LIMITS

The investment objective of each Portfolio discussed on the preceding pages is a fundamental policy, that is, a policy subject to change only by shareholder approval. The policy for each Portfolio in the following paragraph is also fundamental. All policies stated throughout this Prospectus, other than those identified as fundamental, can be changed without shareholder approval. For additional fundamental and non-fundamental investment limits, see "Investment Limitations" in the SAI.

EACH PORTFOLIO (excluding the International Fixed Income, International Magnum, U.S. Real Estate, Emerging Markets Equity and Emerging Markets Debt Portfolios) is a diversified investment company and is therefore subject to the following fundamental limitations: as to 75% of its total assets, a Portfolio may not (a) invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, or (b) own more than 10% of the outstanding voting securities of any one issuer.

INTERNAL REVENUE SERVICE ("IRS") LIMITATIONS. In addition to the above, each Portfolio also follows certain limitations imposed by the IRS on separate accounts of insurance companies relating to the tax-deferred status of variable annuity contracts and variable life insurance policies. More specific information may be contained in the insurance company's separate account prospectus.

MANAGEMENT OF THE FUND

The Fund is governed by a Board of Directors which is responsible for the management of the business and affairs of the Fund as provided in the laws of the State of Maryland and the Fund's Articles of Incorporation and By-Laws. The Board of Directors of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict among the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund due to differences in tax treatment and other considerations, and shall report any such conflict to the boards of the respective life insurance companies that use the Fund as an investment vehicle for their respective variable annuity contracts and variable life insurance policies and to qualified plans. The boards of directors of those life insurance companies and the fiduciaries of certain qualified plans and the Adviser, have agreed or will agree to be responsible for reporting any potential or existing conflicts to the Directors of the Fund. If a material irreconcilable conflict exists that affects those life insurance companies, they will be required, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance policies. Qualified plans which acquire more than 10% of the assets of the Fund will be required to report any potential or existing conflicts to the Directors of the Fund, and if a material irreconcilable conflict exists, to remedy such conflict, up to and including redeeming shares of the Portfolios held by the qualified plans. The majority of the Fund's Directors are not affiliated with MSAM, MAS, any of their affiliates, any of the other companies that provide services to the Fund or any of their affiliates. The officers of the Fund conduct and supervise its daily business operations.

THE FUND MAY HOLD SPECIAL MEETINGS. The Fund will not hold annual shareholder meetings, but may call special meetings when required by law, when requested by a sufficient number of shareholders or for other reasons. An insurance company issuing a variable annuity contract or variable life insurance policy that participates in the Portfolios will vote shares held in its separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from contract or policy owners and must vote shares in the separate account in proportion to the voting instructions received. For a further discussion, please refer to your insurance company's separate account prospectus.

INVESTMENT MANAGEMENT

INVESTMENT ADVISERS. The Adviser assigned to a Portfolio provides investment advice and portfolio management services, pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. MSAM serves as the Adviser for the Money Market, Emerging Markets Debt, Growth, U.S. Real Estate, Global Equity, International Magnum, Emerging Markets Equity and Asian Equity Portfolios. MAS serves as the adviser for the Fixed Income, High Yield, International Fixed Income, Balanced, Multi-Asset-Class, Value, Core Equity, Mid Cap Growth and Mid Cap Value Portfolios. MSAM, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM is a wholly-owned subsidiary of Morgan Stanley Group Inc. ("MSGI"), which is a publicly owned financial services corporation listed on the New York, London and Pacific stock exchanges. MSAM, a registered Investment Adviser under the Investment Advisers Act of 1940, as amended, serves as investment adviser to numerous open-end and closed-end investment companies. MAS is a Pennsylvania limited liability partnership founded in 1969 with principal offices at One Tower Bridge, West Conshohocken, Pennsylvania 19428. As of January 1996, MAS is also indirectly wholly-owned by MSGI. MAS provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors and has served as investment adviser to several open-end investment companies since 1984. As of September 30, 1996, MSAM, together with its affiliated asset management companies (other than MAS), managed investments totaling approximately $66 billion, including approximately $49.4 billion under active management and $16.6 billion as Named Fiduciary or Fiduciary Advisers. At September 30, 1996, MAS managed investments totaling approximately $37.5 billion. See "Management of the Fund" in the SAI.

PORTFOLIO MANAGERS. The following individuals have primary responsibility for the Portfolios as indicated below.

MONEY MARKET PORTFOLIO -- Abigail Jones Feder and Kenneth R. Holley. Abigail Feder is a Principal in MSAM's Fixed Income Group. She is responsible for managing short-term taxable and tax-exempt portfolios. Ms. Feder holds a B.A. from Vassar College. Kenneth R. Holley joined MSAM as a short-term fixed income portfolio manager in July, 1993. Prior thereto, he worked for 2 1/2 years as a Finance Officer for the African Development Bank ("ADB") implementing trading strategies for the bank's $1 billion short to intermediate U.S. dollar portfolio. Mr. Holley holds a B.S. degree in Engineering from University of Pennsylvania and an M.B.A. from the Wharton School. Ms. Feder and Mr. Holley have shared primary responsibility for managing the Portfolio's assets since inception.

FIXED INCOME PORTFOLIO -- Thomas L. Bennett, Kenneth B. Dunn and Richard B. Worley. Thomas L. Bennett, a Managing Director of Morgan Stanley, joined MAS in 1984. He assumed responsibility for the MAS Funds Fixed Income Portfolio in 1984, the MAS Funds Domestic Fixed Income Portfolio 1987, the MAS Funds High Yield Portfolio in 1985, the MAS Funds Fixed Income Portfolio II in 1990, the MAS Funds Special Purpose Fixed Income and Balanced Portfolios in 1992 and the MAS Funds Multi-Asset-Class Portfolio in 1994. Mr Bennett is Chairman of the Board of Trustees of MAS Funds, a member of the Executive Committee of MAS and a Director of MAS Fund Distributors, Inc. Mr. Bennett holds a B.S. in Chemistry and an M.B.A. from University of Cincinnati. Kenneth B. Dunn, a Managing Director of Morgan Stanley, joined MAS in 1987. He assumed responsibility for the MAS Funds Fixed Income and Domestic Fixed Income Portfolios in 1987, the MAS Funds Fixed Income II Portfolio in 1990, the MAS Funds Mortgage-Backed Securities and Special Purpose Fixed Income Portfolios in 1992, and the MAS Funds Municipal and PA Municipal Portfolios in 1994. Mr. Dunn received a B.S. and an M.B.A. from The Ohio State University and a Ph.D. from Purdue University. Richard B. Worley, a Managing Director of Morgan Stanley, joined MAS in 1978. He assumed responsibility for the MAS Funds Fixed Income Portfolio in 1984, the MAS Funds Domestic Fixed Income Portfolio in 1987, the MAS Funds Fixed Income Portfolio II in 1990, the MAS Funds Balanced and Special Purpose Fixed Income Portfolios in 1992, the MAS Funds Global Fixed Income and International Fixed Income Portfolios in 1993 and the MAS Funds Multi-Asset-Class Portfolio in 1994. Mr. Worley received a B.A. in Economics from University of Tennessee and attended the Graduate School of Economics at University of Texas. Messrs. Bennett, Dunn, and Worley have shared primary responsibility for managing the Portfolio's assets since inception.

HIGH YIELD PORTFOLIO -- Robert E. Angevine, Thomas L. Bennett, and Stephen F. Esser. Robert Angevine is a Principal of Morgan Stanley and the Portfolio Manager for high yield investments. Mr. Angevine received an M.B.A. from Fairleigh Dickinson University and a B.A. in Economics from Lafayette College. Information about Thomas L. Bennett is included under Fixed Income Portfolio above. Stephen F. Esser, a Managing Director of Morgan Stanley, joined MAS in 1988. He assumed responsibility for the MAS Funds High Yield Portfolio in 1989. Mr. Esser holds a B.S. from University of Delaware. Messrs. Bennett, Angevine and Esser have shared primary responsibility for managing the Portfolio's assets since inception.

CORE EQUITY PORTFOLIO -- Arden C. Armstrong, Kurt Feuerman, Nicholas J. Kovich, Robert J. Marcin and Gary G. Schlarbaum. Arden C. Armstrong, a Managing Director of Morgan Stanley, joined MAS in 1986. She assumed responsibility for the MAS Funds Mid Cap Growth Portfolio in 1990, the MAS Funds Growth Portfolio in 1993 and the MAS Funds Equity Portfolio in 1994. Ms. Armstrong received a B.A. (Magna Cum Laude) in Economics from Brown University, an M.B.A. from the Wharton School at University of Pennsylvania and is a Chartered Financial Analyst. Kurt Feuerman is a Managing Director of MSAM and heads MSAM's Equity Group. He joined MSAM in July 1993 after spending three years as a Managing Director of Morgan Stanley's Research Department, where he was responsible for emerging growth stocks, gaming and restaurants. Mr. Feuerman earned an M.B.A. from Columbia University, an M.A. from Syracuse University, and a B.A. from McGill University. Nicholas J. Kovich, a Managing Director of Morgan Stanley, joined MAS in 1988. He assumed responsibility for the MAS Funds Equity Portfolio in 1994. Mr. Kovich received a B.S. in Chemical Engineering and an M.B.A. from University of Kansas. Robert J. Marcin, a Managing Director of Morgan Stanley, joined MAS in 1988. He assumed responsibility for the MAS Funds Value Portfolio in 1990 and the MAS Funds Equity Portfolio in 1994. Mr. Marcin holds a B.A. (Cum Laude) from Dartmouth College and is a Chartered Financial Analyst. Gary G. Schlarbaum, a Managing Director of Morgan Stanley, joined MAS in 1987. He assumed responsibility for the MAS Funds Equity and Small Cap Value Portfolios in 1987, the MAS Funds Balanced Portfolio in 1992 and the MAS Funds Multi-Asset-Class and Mid Cap Value Portfolios in 1994. Mr. Schlarbaum holds a B.A. from Coe College and a Ph.D. from University of Pennsylvania. Ms. Armstrong, Mr. Kovich, Mr. Marcin and Mr. Schlarbaum have shared primary responsibility for managing the Portfolio's assets since inception.

GROWTH PORTFOLIO -- Kurt Feuerman, Margaret K. Johnson, and Daniel Lascano. Information about Kurt Feuerman is included under Core Equity Portfolio above. Margaret Johnson is a Principal of MSAM and a Portfolio Manager in the Institutional Equity Group. She joined MSAM in 1984. She holds a B.A. degree from Yale College and is a Chartered Financial Analyst. Daniel Lascano is a Vice President of MSAM. He joined MSAM in 1993. Mr. Lascano graduated from the University of California at Berkeley, with a B.A. in Economics and Statistics. Mr. Feuerman, Ms. Johnson and Mr. Lascano have shared primary responsibility for managing the Portfolio's assets since inception.

VALUE PORTFOLIO -- Richard M. Behler and Robert J. Marcin. Richard M. Behler, a Principal of Morgan Stanley, joined MAS in 1995. He served as a Portfolio Manager from 1992 through 1995 for Moore Capital Management and as Senior Vice President for Merrill Lynch Economics from 1987 through 1992. He assumed responsibility for the MAS Fund's Value Portfolio in 1996. Mr. Behler received a B.A. (Cum Laude) in Economics from Villanova University and an M.A. and a Ph.D. in Economics from University of Notre Dame. Information about Robert J. Marcin is included under Core Equity Portfolio above. Mr. Behler and Mr.
Marcin have shared primary responsibility for managing the Portfolio's assets since inception.

MID CAP GROWTH PORTFOLIO -- Arden C. Armstrong and Abhi Y. Kanitkar. Information about Arden C. Armstrong is included under Core Equity Portfolio above. Abhi Y. Kanitkar, a Vice-President of Morgan Stanley, joined MAS in 1994. He served as an Investment Analyst from 1993 through 1994 for Newbold's Asset Management and as Director & Investment Analyst from 1990 through 1993 for Kanitkar Investment Services, Inc. He assumed responsibility for the MAS Fund's Mid Cap Growth Portfolio in 1996. Mr. Kanitkar received a B.S. (Magna Cum Laude, Tau Beta Pi) in Electrical Engineering from University of Michigan and an M.B.A. from the Wharton School at University of Pennsylvania. Ms. Armstrong and Mr. Kanitkar have shared primary responsibility for managing the Portfolio's assets since inception.

MID CAP VALUE PORTFOLIO -- William B. Gerlach and Gary G. Schlarbaum. William
B. Gerlach, a Vice President of Morgan Stanley, joined MAS in 1991. He served as a Programmer in Applications Software Development at Alphametrics Corporation from 1987 through 1991 and as a Data Analyst and Inflation Economist at Wharton Econometric Forecasting Associates from 1984 through 1987. He holds a B.A. in Economics from Haverford College. Information about Gary G. Schlarbaum is included under Core Equity Portfolio above. Mr. Gerlach and Mr. Schlarbaum have had primary responsibility for managing the Portfolio's assets since inception.

U.S. REAL ESTATE PORTFOLIO -- Theodore R. Bigman and Russell Platt. Mr. Bigman, a Principal of Morgan Stanley, joined MSAM in 1995. Together with Russell Platt, he is responsible for MSAM's real estate securities research. Prior to joining MSAM, he was a Director at CS First Boston, where he worked for eight years in the Real Estate Group. Mr. Bigman graduated from Brandeis University with a B.A. in Economics and received an M.B.A. from Harvard University. Russell Platt joined MSAM in 1994. Mr. Platt, a Managing Director of Morgan Stanley, previously served as a

Director of the General Partner of The Morgan Stanley Real Estate Fund I ("MSREF I"), where he was involved in capital raising, acquisitions, oversight of investments and investor relations. From 1991 to 1993, Mr. Platt was head of Morgan Stanley Realty's Transaction Development Group. As such, he was actively involved in Morgan Stanley's worldwide real estate business. Mr. Platt graduated from Williams College with a B.A. in Economics and received an M.B.A. from Harvard Business School. Mr. Bigman and Mr. Platt have had primary responsibility for managing the Portfolio's assets since inception.

INTERNATIONAL FIXED INCOME PORTFOLIO -- J. David Germany, Michael Kushma, Paul
F. O'Brien and Richard B. Worley. J. David Germany, a Managing Director of Morgan Stanley, joined MAS in 1991. He assumed responsibility for the MAS Funds Global Fixed Income and International Fixed Income Portfolios in 1993 and the MAS Funds Multi-Asset-Class Portfolio in 1994. Mr. Germany holds an A.B. from Princeton University and a Ph.D. in Economics from Massachusetts Institute of Technology. Michael Kushma joined Morgan Stanley in 1988. He assumed responsibility for the Morgan Stanley Institutional Fund, Inc. ("MSIF") Global Fixed Income and MSIF International Fixed Income Portfolio in 1996. Mr. Kushma holds an A.B. from Princeton University, an M.S. from London School of Economics and an M.A. in Philosophy from Columbia University. Paul F. O'Brien, a Principal of Morgan Stanley, joined MAS in 1996. He served as Head of European Economics from 1993 through 1995 for JP Morgan and as Principal Administrator from 1991 through 1992 for the Organization for Economic Cooperation and Development. He assumed responsibility for the Global Fixed Income and International Fixed Income Portfolios in 1996. Mr. O'Brien attended the United States Naval Academy, holds a B.S. from Massachusetts Institute of Technology and a Ph.D. in Economics from University of Minnesota. Information about Richard B. Worley is included under Fixed Income Portfolio above. Messrs. Germany, Kushma, O'Brien and Worley have shared primary responsibility for managing the Portfolio's assets since inception.

EMERGING MARKETS DEBT PORTFOLIO -- Paul Ghaffari. Paul Ghaffari is a Managing Director of Morgan Stanley. He joined MSAM in June 1993 as a Vice President and Portfolio Manager for the Morgan Stanley Emerging Markets Debt Fund Inc. (a closed-end investment company). Prior to joining MSAM, Mr. Ghaffari was a Vice President in the Fixed Income Division of the Emerging Markets Sales and Trading Department at Morgan Stanley. He holds a B.A. in International Relations from Pamona College and an M.S. in Foreign Service from Georgetown University. Mr. Ghaffari has had primary responsibility for managing the Portfolio's assets since inception.

GLOBAL EQUITY PORTFOLIO -- Frances Campion. Frances Campion, a Principal of Morgan Stanley, joined MSAM in January 1990 as a Global Equity Fund Manager. Her responsibilities include day-to-day management of the Global Equity product. Prior to joining MSAM, Ms. Campion was a U.S. equity analyst with Lombard Odler Limited where she had responsibility for the management of global portfolios. She is a graduate of University of College, Dublin. Ms. Campion has had primary responsibility for managing the Portfolio's assets since inception.

INTERNATIONAL MAGNUM PORTFOLIO -- Francine J. Bovich. Francine Bovich joined Morgan Stanley as a Principal in 1993. She is responsible for product development, portfolio management and communication of MSAM's asset allocation strategy to institutional investor clients. Previously, Ms. Bovich was a Principal and Executive Vice President of Westwood Management Corp. She holds a B.A. in Economics from Connecticut College and an M.B.A. in Finance from New York University. Ms. Bovich has had primary responsibility for managing the Portfolio's assets since inception.

EMERGING MARKETS EQUITY PORTFOLIO -- Madhav Dhar and Marianne L. Hay. Madhav Dhar is a Managing Director of MSAM and Morgan Stanley. He joined MSAM in 1984 to focus on global asset allocation and investment strategy and now heads MSAM's emerging markets group and serves as the group's principal Portfolio Manager. Mr. Dhar also coordinates MSAM's developing country funds effort and has been involved in the launching of MSAM's country funds. He is a Director of the Morgan Stanley Emerging Markets Fund, Inc. (a closed-end investment company). He holds a B.S. (honors) from St. Stephens College, Delhi University (India), and an M.B.A. from Carnegie-Mellon University. Marianne L. Hay, a Managing Director of Morgan Stanley, joined the Adviser in June 1993 to work with the Adviser's senior management covering all emerging markets assets allocation, product development and client services. Ms. Hay has 17 years of investment experience. Prior to joining the Adviser, she was a director of Martin Currie Investment Management, Ltd. ("Martin Currie") where her responsibilities included geographic asset allocation and portfolio management for global and emerging markets funds, as well as being director in charge of the company's North American clients. She graduated with an honors degree in genetics from Edinburgh University and holds a Diploma in Education and the qualification of the Association of the Institute of Bankers in Scotland. Mr. Dhar and Ms. Hay have shared primary responsibility for managing the Portfolio's assets since its inception.

ASIAN EQUITY PORTFOLIO -- Ean Wah Chin and Seah Kiat Seng. Ean Wah Chin is a Managing Director of Morgan Stanley, and is responsible for MSAM's regional Asia ex-Japan operations based in Singapore. Prior to joining Morgan Stanley in 1986, Ms. Chin spent eight years with the Monetary Authority of Singapore and the Government of Singapore Investment Corporation, where she was a portfolio manager of one of the largest portfolios in Asia. Ms. Chin was an ASEAN scholar educated at the University of

Singapore. Seah Kiat Seng joined the Adviser's Singapore office in 1990 as a portfolio manager/analyst specializing in the Southeast Asian markets. He is currently a Vice President, responsible for investments in Thailand. He has had primary management responsibility for the Investment Fund since its inception. Kiat Seng is a Chartered Financial Analyst and a qualified real estate valuer who has worked for the Singapore Ministry of Finance. He was a Colombo Plan Scholar educated in New Zealand. Ms. Chin and Mr. Seng have shared primary responsibility for managing the Portfolio's assets since inception.

BALANCED PORTFOLIO -- Thomas L. Bennett, John D. Connolly, Gary G. Schlarbaum, Horacio A. Valeiras and Richard B. Worley. Information about Thomas L. Bennett and Richard B. Worley is included under Fixed Income Portfolio above. Information about John D. Connolly and Gary G. Schlarbaum is included under Core Equity Portfolio above and information about Horacio A. Valeiras is included under Multi-Asset-Class Portfolio below. Messrs. Bennett, Connolly, Schlarbaum, Valeiras and Worley have shared primary responsibility for managing the Portfolio's assets since inception.

MULTI-ASSET-CLASS PORTFOLIO -- Thomas L. Bennett, John D. Connolly, J. David Germany, Gary G. Schlarbaum, Horacio A. Valeiras and Richard B. Worley. Information about Thomas L. Bennett and Richard B. Worley is included under Fixed Income Portfolio above. Information about John D. Connolly and Gary G. Schlarbaum is included under Core Equity Portfolio above. Information about J. David Germany is included under International Fixed Income Portfolio above. Horacio A. Valeiras, a Principal of Morgan Stanley, joined MAS in 1992. He served as an International Strategist from 1989 through 1992 for Credit Suisse First Boston and as Director-Equity Research in 1992. He assumed responsibility for the International Equity Portfolio in 1992, the MAS Funds Emerging Markets Portfolio in 1993 and the MAS Funds Multi-Asset-Class Portfolio in 1994 and the Balanced Portfolio in 1996. Mr. Valeiras received a B.S. in Chemical Engineering from Virginia Tech, an M.S. and Engineer's Degree from Massachusetts Institute of Technology and an M.B.A. from University of California, Berkeley. Messrs. Bennett, Connolly, Germany, Schlarbaum, Valeiras and Worley have shared primary responsibility for managing the Portfolio's assets since inception.

OTHER SERVICES

DISTRIBUTOR. Under its Distribution Agreement with the Fund, Morgan Stanley serves as the exclusive Distributor of the Fund and sells shares of each Portfolio upon the terms and at the current offering price described in this Prospectus. Morgan Stanley is not obligated to sell any certain number of shares of any Portfolio. Morgan Stanley, as principal underwriter, or the insurance companies whose variable products are funded by the Fund, will bear all of the Fund's marketing expenses. This includes the cost of reproducing prospectuses, statements of additional information or any other Fund documents (such as semiannual reports) used as sales materials.

ADMINISTRATION. MSAM and MAS also provide the respective Portfolios of the Fund which they manage with administrative services pursuant to Administration Agreements. The services provided under the respective Administration Agreements are subject to the supervision of the officers and the Board of Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian, and assistance in the preparation of the Fund's registration statements under federal and state laws. The Administration Agreements also provide that the Administrators through their agents will provide the Fund with dividend disbursing and transfer agent services. For their services under the Administration Agreements, the Fund pays MSAM and MAS a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Portfolio that they administer.

MSAM and MAS have each entered into a Sub-Administration Agreement with Chase Global Funds Services Company ("Chase Global"), a subsidiary of The Chase Manhattan Bank ("Chase"), pursuant to which Chase Global has agreed to provide certain administrative services to the Fund. MSAM and MAS supervise and monitor such administrative services provided by Chase Global. The services provided under the Administration Agreements and the Sub-Administration Agreements are also subject to the supervision of the Board of Directors of the Fund. The Board of Directors of the Fund has approved the provision of services described above pursuant to the Administration Agreements and the Sub-Administration Agreements as being in the best interests of the Fund. Chase Global's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information regarding the Administration Agreements or the Sub-Administration Agreements, see "Management of the Fund" in the SAI.

Chase Global calculates the NAV and dividends, maintains the general accounting records and administers the securities lending program for each Portfolio.

CUSTODIANS. Chase serves as the Custodian of domestic securities and cash of the Portfolios. Chase is not an affiliate of either of the Advisers or the Distributor. Morgan Stanley Trust Company, Brooklyn, New York ("MSTC"), an affiliate of MSAM, MAS and the Distributor, acts as the Fund's Custodian for foreign assets held outside the United States (including, through sub-custodians, securities held in Russia) and employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. MSTC may also hold certain domestic assets for the Fund. For more information on the Custodians, see

"General Information -- Custody Arrangements" in the SAI.

DIVIDEND DISBURSING AND TRANSFER AGENT. Chase Global acts as dividend disbursing and transfer agent for the Fund.

INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP serves as independent accountants for the Fund and will audit the annual financial statements of each Portfolio.

LEGAL COUNSEL. Morgan, Lewis & Bockius LLP serves as legal counsel to the Fund.

BREAKDOWN OF EXPENSES

The Portfolios pay fees and other costs related to their daily operations. Expenses paid out of a Portfolio's assets are reflected in its share price. Each Portfolio pays a management fee to its Adviser for managing its investments and business affairs. MSAM and MAS pay fees to affiliates who provide assistance with these services. Each Portfolio also pays other expenses, which are explained below. The Advisers may, from time to time, reduce their fees or reimburse the Portfolios for expenses above a specified limit. These fee reductions or expense reimbursements, which may be terminated at any time without notice, can decrease a Portfolio's expenses and boost its performance.

MANAGEMENT FEE

The Adviser assigned to a Portfolio is entitled to receive from such Portfolio a management fee, payable quarterly, at an annual rate as a percentage of average daily net assets as set forth in the tables below.

                   U.S. FIXED INCOME PORTFOLIO ADVISORY FEES

===============================================================================
  Assets                           Money Market    Fixed Income     High Yield
-------------------------------------------------------------------------------
  First $500 million                  0.30%           0.40%           0.50%
-------------------------------------------------------------------------------
  From $500 million to $1 billion     0.25%           0.35%           0.45%
-------------------------------------------------------------------------------
  More than $1 billion                0.20%           0.30%           0.40%
===============================================================================

                      U.S. EQUITY PORTFOLIO ADVISORY FEES

===============================================================================
                                                    Mid Cap  Mid Cap  U.S. Real
  Assets                   Core Equity Growth Value  Growth   Value    Estate
-------------------------------------------------------------------------------
  First $500 million          0.55%    0.55%  0.55%  0.75%   0.75%    0.80%
-------------------------------------------------------------------------------
  From $500 million to $1
   billion                    0.50%    0.50%  0.50%  0.70%   0.70%    0.75%
-------------------------------------------------------------------------------
  More than $1 billion        0.45%    0.45%  0.45%  0.65%   0.65%    0.70%
===============================================================================

                         GLOBAL PORTFOLIO ADVISORY FEES

==========================================================================================
                           International                                   Emerging
                               Fixed       Emerging   Global International Markets  Asian
  Assets                      Income     Markets Debt Equity    Magnum      Equity  Equity
------------------------------------------------------------------------------------------
  First $500 million           0.50%        0.75%     0.80%      0.80%      1.25%   0.80%
------------------------------------------------------------------------------------------
  From $500 million to $1
   billion                     0.45%        0.70%     0.75%      0.75%      1.20%   0.75%
------------------------------------------------------------------------------------------
  More than $1 billion         0.40%        0.65%     0.70%      0.70%      1.15%   0.70%
==========================================================================================

                    ASSET ALLOCATION PORTFOLIO ADVISORY FEES

===============================================================================
  Assets                               Balanced             Multi-Asset-Class
-------------------------------------------------------------------------------
  First $500 million                    0.50%                     0.65%
-------------------------------------------------------------------------------
  From $500 million to $1 billion       0.45%                     0.60%
-------------------------------------------------------------------------------
  More than $1 billion                  0.40%                     0.55%
===============================================================================

However, the Advisers, with respect to certain of the Portfolios, have voluntarily waived receipt of their management fees and agreed to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed the respective percentage of average daily net assets set forth in the table below.

                              Maximum Total Annual
                            Operating Expenses After
Portfolio                         Fee Waivers
---------                   ------------------------
Money Market                          0.55%
Fixed Income                          0.70%
High Yield                            0.80%
International Fixed Income            0.80%
Balanced                              0.80%
Growth                                0.85%
Value                                 0.85%
Core Equity                           0.85%
Multi-Asset-Class                     0.95%
Mid Cap Growth                        1.05%
Mid Cap Value                         1.05%
U.S. Real Estate                      1.10%
Global Equity                         1.15%
International Magnum                  1.15%
Asian Equity                          1.20%
Emerging Markets Debt                 1.25%
Emerging Markets Equity               1.75%

OTHER EXPENSES

In addition to investment advisory and certain administrative expenses charged by the administrators, each Portfolio pays all expenses not assumed by MSAM or MAS. Such expenses include or could include investment-related expenses, such as brokers' commissions, transfer taxes and fees related to the purchase, sale, or loan of securities; fees and expenses for Directors not affiliated with MSAM or MAS; fees and expenses of its independent accountants and legal counsel; costs of Directors and shareholder meetings; SEC fees; expenses of preparing and filing registration statements; the cost of providing proxy statements, prospectuses and statements of additional information to existing variable annuity contract and variable life insurance policy owners; expenses of preparing and printing the annual and semiannual shareholder reports to variable annuity contract and variable life insurance policy owners; bank transaction charges and certain custodians' fees and expenses; federal, state or local income or other taxes; costs of maintaining the Portfolio's corporate existence; membership fees for the Investment Company Institute and similar organizations; fidelity bond and Directors' liability insurance premiums; and any extraordinary expenses such as indemnification payments or damages awarded in litigation or settlements made. All these expenses that are incurred by the Portfolio will be passed on to the shareholders through a daily charge made to the assets held in the Portfolios, which will be reflected in share prices.

PORTFOLIO TURNOVER

Under certain market conditions, a Portfolio may experience high portfolio turnover as a result of its investment strategies. For example, the purchase or sale of securities by a Portfolio in anticipation of a rise or decline in interest rates or to take advantage of yield disparities among different issues of Fixed Income Securities could result in high portfolio turnover. As a result of their investment strategies, the Fixed Income, Mid Cap Value, U.S. Real Estate and Emerging Markets Debt Portfolios' annual portfolio turnover rates are expected to be as high as 200%. The High Yield, Mid Cap Growth and International Fixed Income Portfolios' rates are expected to be as high as 150%. The International Fixed Income Portfolio and the fixed income portion of the Balanced Portfolio will ordinarily exceed annual portfolio turnover rates of 100%. Higher portfolio turnover rates for the Portfolios can result in corresponding increases in expenses such as brokerage commissions and transaction costs. Although none of the Portfolios other than the Money Market Portfolio will invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their respective objectives and policies. The tables that will be set forth in "Financial Highlights" will present the Portfolios' historical turnover rates.

PERFORMANCE OF PORTFOLIOS

Each Portfolio's total return and yield may be quoted in advertising if accompanied by performance of your insurance company's separate account. Performance is based on historical results and is not intended to indicate future performance. For additional performance information, contact your insurance company for a free annual report.

TOTAL RETURN. Total return is the change in value of an investment in a Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

YIELD. Yield refers to the income generated by an investment in a Portfolio over a given period of time, expressed as an annual percentage rate. When a yield assumes that income is reinvested, it is called an effective yield.

Seven-day yield illustrates the income earned by an investment in the Money Market Portfolio over a recent seven-day period. Since the Money Market Portfolio attempts to maintain a stable $1.00 share price, current seven-day yields are the most common illustration of the Money Market Portfolio performance.

Total returns and yields quoted for the Portfolios include each Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Since shares of the Portfolios may be purchased only through variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans, you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of each Portfolio's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a Portfolio's performance to that of other mutual funds.

PERFORMANCE OF INVESTMENT ADVISERS

The Advisers manage portfolios of Morgan Stanley Institutional Fund, Inc. ("MSIF") and MAS Funds, which served as the models for the Portfolios of the Fund. The portfolios of MSIF and MAS Funds have substantially the same investment objectives, policies and strategies as the Portfolios of the Fund. In addition, the Advisers intend the Portfolios of the Fund and the corresponding portfolios of MSIF and MAS Funds to be managed by the same personnel and to continue to have closely similar investment strategies, techniques and characteristics. The following table sets forth the name of each Portfolio of the Fund and the name of the corresponding portfolio of MSIF or MAS Funds from which the Portfolio is cloned.

                               Corresponding MSIF    Corresponding MAS Funds
     Fund Portfolio                 portfolio               portfolio
     --------------           --------------------- --------------------------
     Money Market                 Money Market
     Fixed Income                                          Fixed Income
     High Yield                                             High Yield
     Core Equity                                              Equity
     Growth                       Equity Growth
     Value                                                    Value
     Mid Cap Growth                                       Mid Cap Growth
     Mid Cap Value                                        Mid Cap Value
     U.S. Real Estate           U.S. Real Estate
     International Fixed
      Income                                        International Fixed Income
     Emerging Markets Debt    Emerging Markets Debt
     Global Equity                Global Equity
     International Magnum     International Magnum
     Emerging Markets Equity    Emerging Markets
     Asian Equity                 Asian Equity
     Balanced                                                Balanced
     Multi-Asset-Class                                  Multi-Asset-Class

Past investment performance of the portfolios of MSIF and MAS Funds, as shown in the table below, may be relevant to your consideration of the Portfolios. The investment performance of the portfolios of MSIF and MAS Funds is not necessarily indicative of future performance of the Portfolios of the Fund. Also, the operating expenses of each of the Portfolios of the Fund will be different from, and may be higher than, the operating expenses of the corresponding portfolio of MSIF or MAS Funds. The investment performance of the portfolios of MSIF and MAS Funds is provided merely to indicate the experience of the Advisers in managing similar portfolios.

                                                                                     Average      Average
                               Nine Months    One Year    Five Years   Ten Years      Annual       Annual      Average
                                Cumulative   Cumulative   Cumulative   Cumulative  Total Return Total Return    Annual
                               Total Return Total Return Total Return Total Return  Five Years   Ten Years   Total Return
                     Inception    Ended        Ended        Ended        Ended        Ended        Ended        Since
Fund Name              Date      9/30/96      9/30/96      9/30/96      9/30/96      9/30/96      9/30/96     Inception
---------            --------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
MSIF:
Equity Growth         11/1/89     21.14%       27.85%      119.88%         NA         17.07%         NA         16.25%
Emerging Markets
 Debt                 2/1/94      38.14%       47.96%         NA           NA           NA           NA         17.07%
Global Equity         7/15/92     12.90%       14.19%         NA           NA           NA           NA         18.09%
International
 Magnum               3/15/96      3.90%*        NA           NA           NA           NA           NA           NA
Emerging Markets
 Equity               9/25/92     14.58%        6.59%         NA           NA           NA           NA         14.39%
Asian Equity          7/1/91       3.17%        5.30%      160.66%         NA         21.12%         NA         19.16%
MAS Funds:
Fixed Income         11/14/84      3.34%        7.63%       63.46%      145.13%        8.94%        9.38%       10.92%
High Yield            2/28/89     10.53%       13.83%       97.01%         NA         14.52%         NA         11.45%
Equity               11/14/84     11.05%       16.48%       89.49%      273.97%       13.64%       14.10%       15.95%
Value                 11/5/84     13.95%       18.41%      127.75%      297.08%       17.89%       14.79%       16.86%
Mid Cap Growth        3/30/90     22.28%       28.81%      124.09%         NA         17.51%         NA         20.45%
Mid Cap Value        12/30/94     22.95%       22.30%         NA           NA           NA           NA         32.88%
International Fixed
 Income               4/29/94      3.00%        6.13%         NA           NA           NA           NA          9.55%
Balanced             12/31/92      8.42%       13.47%         NA           NA           NA           NA         11.31%
Multi Asset           7/29/94      9.16%       13.75%         NA           NA           NA           NA         14.48%

-------
*Cumulative (unannualized) total return since inception.


ACCOUNT POLICIES

DISTRIBUTIONS AND TAXES

The Fund intends each of its Portfolios to qualify as a separate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and to qualify as a "regulated investment company" under Subchapter M of the Code. As a regulated investment company under the Code, net income and net realized gains of each Portfolio will be distributed to shareholders at least once a year (except distributions from the Money Market Portfolio which will be made monthly).

As stated on the cover of this prospectus, shares of the Portfolios will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Code currently in effect, net income and realized capital gains are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance policy prospectus.

TRANSACTION DETAILS

The Portfolios are open for business each day the New York Stock Exchange ("NYSE") is open. Each of the Core Equity, Growth, Value, Mid Growth, Mid Cap Value, U.S. Real Estate, Emerging Markets Debt, Global Equity, International Magnum, Emerging Markets Equity and Asian Equity Portfolio's NAV is determined as of the close of business of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business. The NYSE is currently scheduled to be closed on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

Each of the Fixed Income, High Yield and International Fixed Income Portfolio's NAV is determined as of one hour after the close of the bond markets (normally 4:00 p.m. Eastern time) on each day that the Portfolios are open for business.

Each of the Balanced and Multi-Asset-Class Portfolio's NAV is determined as of the later of the close of the NYSE or one hour after the close of the bond markets on each day the Portfolios are open for business.

Each Portfolio's NAV is the value of a single share. The NAV is computed by adding the value of the Portfolio's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Except for the Money Market Portfolio, each Portfolio's assets are valued primarily on the basis of market quotations. The Money Market Portfolio values its assets by the amortized cost method, as described in the SAI, which approximates market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Fund's Board of Directors believes accurately reflects fair value.

Each Portfolio's offering price (price to buy one share) and redemption price (price to sell one share) are its NAV.

Each Portfolio reserves the right to suspend the offering of shares for a period of time. Each Portfolio also reserves the right to reject any specific order. Purchase orders may be refused if, in the Adviser's opinion, they would disrupt management of a Portfolio.

INVESTMENTS AND REDEMPTIONS. Investments and redemptions may be made only by separate accounts established and maintained by insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans. Please refer to the prospectus of your insurance company's separate account or the qualified plan documents for information on how to invest in and redeem shares of each Portfolio.

Each participating insurance company receives orders from its variable annuity contract and variable life insurance policy owners to purchase or redeem shares of the Portfolios each business day. That night, all orders received by that insurance company on that business day are aggregated, and the insurance company places a net purchase or redemption order for shares of one or more Portfolios the morning of the next business day. These orders are normally executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract and policy owners' orders to the insurance companies and the insurance companies' orders to a Portfolio. In some cases, an insurance company's orders for Portfolio shares may be executed at the NAV next computed after the order is actually transmitted to a Portfolio.

Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by a Portfolio but in no event later than seven days following receipt of instructions. Each Portfolio may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.